Exhibit 4.4

SUBSCRIPTION AGREEMENT

ENTERED INTO IN MONTREAL (QUÉBEC) AS OF FEBRUARY 1, 2012

AMONG:	ROBERT BUCHAN, an individual residing in the city of Toronto, Ontario, Canada;

(hereinafter referred to as the "Investor")

AND:	RICHMONT MINES INC., a Corporation duly incorporated under the laws of the Province of Québec, having its head office at 161, Avenue Principale, Rouyn-Noranda, Québec, J9X 4P6, acting through and represented by Martin Rivard, its President and by Nicole Veilleux, its Chief Financial Officer, duly authorized for the purposes hereof as they so declare;

(hereinafter referred to as "Richmont" or the "Corporation")

WHEREAS the Investor wishes to subscribe for and purchase a debenture for a total consideration of $8,000,000 (the "Private Placement");

THEREFORE, THE PARTIES MUTUALLY AGREE AS FOLLOWS:

1.	SUBSCRIPTION

1.1.

The Investor hereby irrevocably subscribes for and agrees to purchase, as principal for its own account, a five (5) year 7.6% interest-bearing convertible unsecured subordinated debenture of the Corporation (the "Debenture"), such Debenture being convertible into common shares of the Corporation (the "Shares") at a conversion price of $12.17 per Share, for a total subscription price of $8,000,000.

1.2.

The Corporation accepts the Investor's subscription and agrees to issue and sell the Debenture for the consideration specified therein, which consideration is payable on the date hereof (the "Closing Date") by wire transfer of immediately available funds to an account identified by the Corporation or by certified cheque made payable to the Corporation.

1.3.	The Corporation acknowledges having received, as of the date hereof, payment of $8,000,000 from the Investor in total and final payment of the consideration for the issuance and sale of the Debenture.

2.	REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

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The Corporation represents and warrants as of the date hereof to the Investor that which is indicated below. The term "knowledge" or references to the "knowledge of the Corporation" or "Richmont’s knowledge" means the actual knowledge, after reasonable inquiry of Martin Rivard and Nicole Veilleux.

2.1.	As to the Corporation

2.1.1.

The Corporation and its subsidiaries have been duly incorporated and are validly existing under the laws of their respective jurisdictions of existence, have all requisite corporate power and authority and are duly qualified and possess all material certificates, authority, permits and licences issued by the appropriate provincial, municipal, federal regulatory agencies or bodies necessary (and has not received or is not aware of any adverse modification or revocation to such licences, authority, certificates or permits) to carry on their businesses as now conducted and to own their properties and assets and the Corporation has all requisite corporate power and authority to carry out its obligations under this Agreement.

2.1.2.

The Corporation has no material subsidiaries other than as listed in its annual information form dated March 24, 2011 and the Corporation beneficially owns, directly or indirectly, all of the issued and outstanding shares in the capital of the subsidiaries, free and clear of all liens, charges, pledges, security interests, encumbrances, claims or demands of any kind whatsoever, all of such shares have been duly authorized and validly issued and are outstanding as fully paid and non-assessable shares and no person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement or option, for the purchase from the Corporation of any interest in any of such shares or for the issue or allotment of any unissued shares in the capital of the subsidiaries or any other security convertible into or exchangeable for any such shares.

2.1.3.

Richmont has the capacity and necessary corporate powers to execute this Agreement and other ancillary documents related to the Investor’s investment (collectively the "Documentation"). All of the corporate procedures required to complete the investment of the Investor, including without limiting the generality of the foregoing, the required authorizations from the directors of Richmont in compliance with its constating law, have been obtained and all resolutions and/or by-laws have been adopted, authorized or, as the case may be, ratified in order to permit the closing of the investment of the Investor and execution of the Documentation, such that each agreement and related document becomes an enforceable undertaking which binds Richmont in accordance with its respective terms.

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2.1.4.

Richmont is a “reporting issuer” under and is in compliance in all material respects, with the requirements of the Securities Act (Québec) and the applicable securities laws of the provinces of British Columbia, Alberta, Ontario and Québec and is a “foreign private issuer” under the United States Securities Act of 1933 in compliance with the securities laws of the United States (all such securities laws being referred to collectively as the "Applicable Securities Laws"). The issuance of the Debenture and the Shares underlying the Debenture (the “Underlying Shares”) is not and will not be effected in violation of any provision of the Applicable Securities Laws and the regulations and policies of the exchanges on which its Shares are listed (the "Exchanges") and securities commission or other regulatory authorities who have jurisdiction over Richmont (the “Securities Regulators”). Richmont has no knowledge of any material default or violation by it of any requirement of the Applicable Securities Laws and of the regulations and policies of the Exchanges; in particular, to the knowledge of Richmont, there is no false or misleading information (as defined in Applicable Securities Laws) which could affect the value or the trading price of the Shares, in any document filed by Richmont with applicable regulatory authorities or with an Exchange or otherwise posted on SEDAR (the "Disclosure Documents"). All material changes (as defined in Applicable Securities Laws) relating to the Corporation have been disclosed in the Disclosure Documents.

2.1.5.

There has been no suspension or cease trade order on the Shares by the Securities Regulators and no proceeding to this effect has been commenced, is pending or, to Richmont's knowledge, is being contemplated by the Securities Regulators.

2.1.6.	The signature of the Documentation and the compliance with the terms and conditions contained therein by Richmont:

2.1.6.1.

were subject to all of the authorizations, approvals, exemptions and consents required by applicable law or by the agreements to which Richmont is a party and do not contravene any provision of the articles of incorporation, by-laws or resolutions of Richmont, or any provision of any material contract to which it is a party;

2.1.6.2.	do not and will not result in any material adverse effect with respect to the assets of the Corporation; and

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2.1.6.3.

do not and will not have the effect of (i) creating a default under any existing equity or debt financing agreement of the Corporation, or (ii) permitting the execution of a lien, hypothec, security or other guarantee against the assets of the Corporation.

2.1.7.

The Debenture has been duly authorized to be created and issued by the Corporation and the Corporation has taken all necessary steps to ensure that upon conversion of the Debenture, the Underlying Shares will be duly authorized and issued as fully paid and non-assessable Shares of the Corporation.

2.1.8.	The Corporation has obtained the TSX conditional approval with respect to the issuance of the Debenture and the Underlying Shares upon conversion thereof.

2.1.9.

All consents, approvals, permits, authorizations or filings as may be required under the Applicable Securities Laws necessary for the execution and delivery of this Agreement, the issuance and sale of the Debenture, and the consummation of the transactions contemplated hereby and thereby shall been made or obtained, as applicable, other than such consents, approvals, permits, authorizations or filings required to be completed after the closing of this Private Placement under the Applicable Securities Laws, including those set forth in Section 6.

2.1.10.	The Corporation is not aware of any pending or threatened litigation or any circumstance which may hinder in any material adverse manner whatsoever one or more of the transactions contemplated herein.

2.1.11.

Neither the Corporation nor its subsidiaries have committed an act of bankruptcy or sought protection from the creditors thereof before any court or pursuant to any legislation, proposed a compromise or arrangement to the creditors thereof generally, taken any proceeding with respect to a compromise or arrangement, taken any proceeding to be declared bankrupt or wound up, taken any proceeding to have a receiver appointed for any of the assets thereof, had any person holding any encumbrance, lien, charge, hypothec, pledge, mortgage, title retention agreement or other security interest or receiver take possession of any of the property thereof had an execution or distress become enforceable or levied upon any portion of the property thereof or had any petition for a receiving order in bankruptcy filed against it.

2.1.12.

All taxes (including income tax, capital tax, payroll taxes, employer health tax, workers’ compensation payments, property taxes, customs duties and land transfer taxes), duties, royalties, levies, imposts, assessments, deductions, charges or withholdings and all liabilities with respect thereto including any penalty and interest payable with respect thereto (collectively, “Taxes”) due and payable or required to be collected or withheld and remitted, by the Corporation or its subsidiaries have been paid, collected or withheld and remitted as applicable. All tax returns, declarations, remittances and filings required to be filed by the Corporation or its subsidiaries have been filed with all appropriate governmental authorities and all such returns, declarations, remittances and filings are complete and accurate and no fact or facts have been omitted therefrom which would make any of them misleading or result in an adverse material change to the Corporation and its subsidiaries, taken as a whole. Except as disclosed in Schedule 2.1.12, the Corporation is not aware of any examination of any tax return of the Corporation or its subsidiaries that is currently in progress and the Corporation is not aware of any issues or disputes outstanding with any governmental authority respecting any Taxes that have been paid, or may be payable, by the Corporation or its subsidiaries.

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2.1.13.

The Corporation validly holds all material licenses, permits, certificates, authorization certificates, authorizations, registrations, consents and other approvals (the "Permits") required to carry on its business in the normal course, where and as is presently carried on by it. Each Permit is valid and in force and the operations and assets of the Corporation are in compliance with the Permits. The Corporation has no reason to believe, after reasonable inquiry, that any Permit will be revoked, suspended, cancelled or amended or will not be renewed as it becomes due.

2.1.14.	The authorized share-capital of Richmont is comprised of an unlimited number of common shares.

2.1.15.	As of January 31, 2012 there are 33,225,463 issued and outstanding Shares.

2.1.16.

The transfer agent Computershare Trust Company of Canada, at its principal offices in the city of Montreal, Quebec (the “Transfer Agent”) has been duly appointed as transfer agent and registrar in respect of the Common Shares.

2.1.17.

Except as disclosed in Schedule 2.1.17, no option or any other right to purchase or redeem shares of the Corporation, or any security convertible into shares, has been authorized or is outstanding and there is no agreement providing for any issuance thereof.

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2.1.18.

There is not, in the constating documents, by-laws or in any debt instrument, material agreement, agreement, mortgage, indenture or other instrument or document to which the Corporation is a party, any restriction upon or impediment to, the declaration or payment of dividends by the directors of the Corporation or the payment of dividends by the Corporation to the holders of its Shares.

2.1.19.	To the knowledge of Richmont, there exists no shareholders agreement or other agreement or undertaking which governs, in any manner, the exercise of the voting rights attached to the Shares.

2.1.20.

There are no persons acting or purporting to act at the request or on behalf of the Corporation, that are entitled to any brokerage or finder’s fee in connection with the transactions contemplated by this Agreement.

2.1.21.

There is no person that is or will be entitled to the proceeds of this Private Placement under the terms of any debt instrument, material agreement, mortgage, indenture, contract, instrument, lease agreement (written or unwritten) or otherwise.

2.1.22.

The Corporation is not party to any agreement, nor is the Corporation aware of any agreement, which in any manner affects the voting control of any of the securities of the Corporation or its subsidiaries.

2.2.	As to the books and ledgers

2.2.1.

The corporate minute books and ledgers of Richmont present fairly, in all material respects, all decisions of Richmont's directors and shareholders and do not disclose any illegalities or irregularities. All transactions contemplated therein are in conformity with applicable laws in all material respects.

2.2.2.

The Corporation maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are completed in accordance with the general or a specific authorization of management of the Corporation; (ii) transactions are recorded as necessary to permit the preparation of consolidated financial statements for the Corporation in conformity with Canadian generally accepted accounting principles and to maintain asset accountability; (iii) access to assets of the Corporation and its subsidiaries is permitted only in accordance with the general or a specific authorization of management of the Corporation; and (iv) the recorded accountability for assets of the Corporation and any subsidiaries is compared with the existing assets of the Corporation and its subsidiaries at reasonable intervals and appropriate action is taken with respect to any differences therein.

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2.3.	As to the business

2.3.1.

Richmont, its operations, assets and the property it owns, leases or occupies or which is otherwise under its control are in material compliance with applicable laws, regulations, directives, policies, guidelines, orders, judgments, decisions, injunctions, decrees or norms governing the conduct of the business of the Corporation.

2.3.2.

Neither the Corporation nor its subsidiaries are a party to or bound or affected by any commitment, agreement or document containing any covenant which expressly limits the freedom of the Corporation, or its subsidiaries to compete in any line of business, transfer or move any of their respective assets or operations or which materially adversely affects the business practices, operations or condition of the Corporation and its subsidiaries, taken as a whole.

2.4.	As to the assets

2.4.1.

Richmont holds valid title to all of its assets. Such assets are free and clear of any claim, hypothec, or other encumbrance whatsoever and the use of same is not subject to any restriction, other than public utility servitudes or royalties thereon. All royalties material to Richmont have been disclosed by Richmont in publicly filed documents.

2.4.2.

Richmont holds either freehold title, mining leases, mining concessions, mining claims, options or participating interests or other conventional property or proprietary interests or rights, recognized in the jurisdiction in which a particular property is located (collectively, "Mining Rights"), in respect of the ore bodies, minerals and metals located in properties in which Richmont has an interest as described in Richmont’s public disclosure record under valid, subsisting and enforceable title documents or other recognized and enforceable agreements or instruments, sufficient to permit Richmont to explore the minerals relating thereto. Except as disclosed in Schedule 2.4.2, all property, options, leases or claims in which Richmont has an interest or right have been validly located and recorded in accordance in all material respects with all applicable laws and are valid and subsisting except where the failure to be so would not result in an material adverse effect. Except as disclosed in Schedule 2.4.2, Richmont has all necessary surface rights, access rights and other necessary rights and interests relating to the properties in which Richmont has an interest as described in the Disclosure Documents granting Richmont the right and ability to explore for minerals, ore and metals for development purposes as are appropriate in view of the rights and interest therein of Richmont, with only such exceptions as do not interfere with the use made by Richmont of the rights or interest so held, except in respect of matters that do not and will not result in any material adverse effect; and the proprietary interests or rights and the documents, agreements and instruments and obligations relating thereto referred to above is currently in good standing in the name of Richmont, as applicable, except in respect of matters that do not and will not result in any material adverse effect.

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2.4.3.

The list of properties and mining claims attached hereto as Schedule 2.4.3 represents all of the mining claims owned by Richmont (the "Mining Claims"). The Mining Claims are in good standing and, with respect to those Mining Claims located in the Province of Québec that have an expiry date prior to the date of this agreement or within 60 days after the date of this agreement, Richmont has filed with the Mining Recorder's Office in the Province of Québec the required work program, including payment of any applicable fees, and taken all required action to maintain the Mining Claims in good standing after such expiry date.

2.4.4.

To knowledge of Richmont, there is no adverse claim against, or challenge to, the ownership of or title to, the Corporation’s interest in the Mining Rights or the Mining Claims, including any claims by any aboriginal or First Nations groups.

2.4.5.

Without limiting the generality of paragraph 2.1.4, the Corporation is in material compliance with National Instrument 43-101 – Standards of Disclosure for Mineral Projects adopted by the Canadian securities administrators and Regulation 43-101 respecting standards of disclosure for mineral projects (collectively "NI 43-101") in connection with its properties and has prepared, filed and certified its technical reports in accordance with NI 43-101.

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2.5.	As to the financial situation

2.5.1.

The audited consolidated financial statements of Richmont for the financial year ended December 31, 2010 as well as the interim unaudited consolidated financial statements for the third quarter ended September 30, 2011 (the "Financial Statements") accurately present the financial position of the Corporation and have been prepared in accordance with Canadian generally accepted accounting principles, consistently applied in the same manner as prior financial years and International Financial Reporting Standards, as applicable.

2.6.	As to the contracts

2.6.1.

Richmont maintains adequate insurance with respect to the operation of its business, activities, its assets and its liabilities as well as that of its directors. Richmont has fulfilled its obligations in respect of each insurance policy to which it has subscribed. Richmont has duly sent to the insurers all notices required to be given in respect of the policies, relating to any change or circumstance which could increase the risk stipulated in the policies.

2.6.2.

The Corporation respects all material contracts to which it is a party and to the Corporation's knowledge all such contracts are valid, binding and enforceable. The Corporation is not in default or breach of any material contract, lease, agreement, undertaking or instrument to which it is a party.

2.6.3.	The Corporation has not received any notice of non-renewal or cancellation of any of its material contracts, leases, agreements, undertakings or instruments.

2.7.	Environmental situation

2.7.1.	Richmont, its operations, assets and property it owns, leases or occupies or which is otherwise under its control are in material compliance with applicable Environmental Laws, as defined below.

2.7.2.

The Corporation holds all the material permits required to conduct its business in accordance with Environmental Laws (the "Environmental Permits"). The Corporation has no knowledge of any actual grounds that would lead to a suspension, revocation, expiration, non-renewal or cancellation of any Environmental Permits.

2.7.3.

Except as disclosed in Schedule 2.7.3, to the knowledge of Richmont, Richmont is not currently the subject of an investigation or inspection by any federal, provincial or municipal environmental authority.

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2.7.4.

The Corporation has not received a notice of violation or a notice of corrective measures to be implemented or a warning or a written or verbal request for information with respect to an investigation or inspection by a federal, provincial, regional or municipal body concerning environmental matters to the extent such notices, warnings or requests would have a material adverse effect on the operations of Richmont.

2.7.5.

For the purposes hereof "Environmental Laws" means a law, by- law, decree, directive, guideline, order, judgment, policy, requirement of any administrative or judicial authority relating to the environment or the protection thereof.

2.8.	As to litigation

2.8.1.

To Richmont’s knowledge, except as disclosed in Schedule 2.8.1, there is no material actual or threatened litigation, including any class actions, against the Corporation or with respect to the assets of the Corporation which could result in a material adverse effect on the Corporation.

2.8.2.

No governmental proceedings are pending to which the Corporation or its subsidiaries are a party or to which their property is subject that would result individually or in the aggregate in any material adverse change in the operation, business or condition of the Corporation and its subsidiaries, taken as a whole, and no such proceedings have, to the knowledge of the Corporation, been threatened against or are contemplated with respect to the Corporation or its subsidiaries or their properties.

2.8.3.	Other than the proposed Act respecting the development of mineral resources in keeping with the principles of sustainable development (Bill 14), the Corporation is not aware of any pending or contemplated change to any applicable law or regulation or governmental position that would adversely affect the business of the Corporation and its subsidiaries, or the business or legal environment under which the Corporation or its subsidiaries operate.

2.8.4.	Richmont is not a party to any litigation for which a judgement or settlement remains unsatisfied.

2.9.	As to employees and service providers

2.9.1.

To the knowledge of the Corporation, the Corporation is in compliance with respect to all of the material reports it must complete and all of the assessments and contributions it is legally or contractually required to make as an employer.

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2.9.2.	The Corporation is not a party to any material labor conflict, grievance or dispute and, to the knowledge of the Corporation, none is threatened.

2.9.3.

All of the amounts owed or due to the employees of the Corporation as salary or severance pay at the date hereof including bonus, commissions, vacation pay or other types of remuneration due and payable as of the date hereof have been fully paid.

2.9.4.

No officer or key employee of Richmont has given notice that he (she) wishes to resign and Richmont has no knowledge of any information that any such officer or key employee could resign as result of the transactions contemplated herein or for any other reason.

2.10.	As to related party transactions

2.10.1.	No director or officer of Richmont has any material financial interest in a person or business which competes with Richmont.

2.10.2.

Richmont has no loan or account receivable or payable held or payable to any person who is not at arm’s length to it in accordance with applicable tax law except as disclosed in the notes to the Financial Statements.

3.	REPRESENTATIONS AND WARRANTIES

The Investor represents, warrants, covenants and acknowledges, as applicable, to the Corporation (and acknowledges that the Corporation is relying thereon for the purpose of the Private Placement) that as of the date hereof:

3.1.

The Investor is an individual who has attained the age of majority and is legally competent to execute this Agreement and take all actions, consummate all transactions and enter into all other agreements required or contemplated pursuant to this Agreement and, the execution, delivery and performance by the Investor of this Agreement.

3.2.	This Agreement has been duly executed and delivered by the Investor and constitutes a legal, valid and binding agreement of the Investor enforceable against the Investor in accordance with its terms.

3.3.

The execution and delivery of and performance by the Investor of this Agreement (i) do not (or would not with the giving of notice, the lapse of time, or both, or the happening of any other event or condition) result in a breach or a violation of, or conflict with, or allow any other person to exercise any rights under, any terms or provisions of any contracts or instruments to which the Investor is a party and (ii) will not result in the violation of any law.

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3.4.

The subscription for and the purchase of the Debenture by the Investor and the decision to subscribe for and purchase the Debenture and execute this Agreement has been based entirely upon this Agreement and information contained in the public record and that the Corporation has not provided any representation to the Investor other than as contained herein.

3.5.

The distribution of the Debenture pursuant to this Agreement has not been made through, or as a result of, and is not being accompanied by, (i) a general solicitation, (ii) any advertisements including articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or (iii) any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

3.6.

The Investor is acquiring the Debenture as principal for his own account and not as agent or for the benefit of any other person and is acquiring the Debenture for investment purposes only and not with a view to resale or distribution. The Investor is a resident of Ontario and is an "accredited investor", as such term is defined in National Instrument 45-106 – Prospectus and Registration Exemptions, and it has concurrently executed and delivered a Representation Letter in the form attached as Exhibit 1 hereto and specifically represents and warrants that one or more of the categories set forth in Appendix "A" attached thereto correctly, and in all respects, describes the Investor, and will describe the Investor at closing of the purchase and sale of the Debenture, and the Investor has so indicated by initialing the category in such Appendix "A" which so describes it.

3.7.	The Investor has been independently advised as to and is aware of the resale restrictions under Applicable Securities Laws with respect to the Debenture and the Underlying Shares.

3.8.

The Investor has obtained such legal and tax advice as it considers appropriate in connection with the offer, sale and issuance of the Debenture and the execution, delivery and performance by the Investor of this Agreement and the transactions contemplated by this Agreement. The Investor is not relying on the Corporation, its affiliates or counsel in this regard.

3.9.	None of the funds that the Investor is using to purchase the Debenture are to the knowledge of the Investor, proceeds obtained or derived, directly or indirectly, as a result of illegal activities.

3.10.

No person has made any oral or written representations to the Investor: (i) that any person will resell or repurchase the Debenture or any of the Underlying Shares, as the case may be; or (ii) as to the future value or price of any of the Shares, as the case may be.

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3.11.

The Investor is a sophisticated investor and has such knowledge of financial and business affairs as to be capable of evaluating the merits and risks of its investment and is able to bear the economic risk of loss of its investment.

3.12.	The Investor is not a non-resident of Canada for purposes of the Income Tax Act (Canada).

3.13.

The Investor is not a "U.S. Person" (as that term is defined in Regulation S promulgated under the U.S. Securities Act, which definition includes, but is not limited to, an individual resident in the United States) and is not acquiring, directly or indirectly, the Debenture for the account of or benefit of a U.S. Person in the United States.

3.14.	The Investor has not received, nor does it expect to receive any financial assistance from the Corporation, directly or indirectly, in respect of the Investor's purchase of the Debenture.

4.	ACKNOWLEDGEMENTS OF THE INVESTOR

The Investor hereby acknowledges and agrees that:

4.1.

The offer, sale and issuance of the Debenture is exempt from the prospectus and registration requirements of Applicable Securities Laws and, as a result: (i) the Investor will not receive information that would otherwise be required under Applicable Securities Laws or be contained in a prospectus prepared in accordance with Applicable Securities Laws, (ii) the Investor is restricted from using most of the protections, rights and remedies available under Applicable Securities Laws, including statutory rights of rescission or damages, and (iii) the Corporation is relieved from certain obligations that would otherwise apply under Applicable Securities Laws.

4.2.

No prospectus has been filed with any of the Regulatory Authorities and none of the Regulatory Authorities have made any finding or determination as to the merit for investment in, or made any recommendation or endorsement with respect to, the Debenture.

4.3.

The Debenture and Underlying Shares have not been and will not be registered under the U.S. Securities Act, or any state securities laws and the Debenture and Shares may not be offered or sold in the United States or to a U.S. person except in compliance with the requirements of an exemption from registration under the U.S. Securities Act and any applicable state securities laws.

4.4.	The Debenture is being offered for sale only on a "private placement" basis.

4.5.

The Debenture and any certificate representing the Underlying Shares (and any replacement certificate thereof issued prior to the expiration of the applicable hold periods) will bear the following legend in accordance with Applicable Securities Laws:

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"UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE JUNE 2, 2012."

4.6.

The certificate representing the Underlying Shares (and any replacement certificate issued prior to the expiration of the applicable hold periods) will bear a legend substantially in the form of the following legend as required by the TSX:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, PRIOR TO [INSERT DATE WHICH IS FOUR MONTHS FROM THE DATE OF ISSUANCE], THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT 'GOOD DELIVERY' IN SETTLEMENT OF TRANSACTIONS ON THE TSX."

4.7.

The certificate representing the Underlying Shares (and any replacement certificate issued prior to the applicable hold periods) will also bear a legend substantially in the form of the following legend in accordance with the Corporation’s Shareholder Rights Plan Agreement dated March 28, 2011:

"UNTIL THE SEPARATION TIME (DEFINED IN THE RIGHTS AGREEMENT REFERRED TO BELOW), THIS CERTIFICATE ALSO EVIDENCES THE RIGHTS OF THE HOLDER DESCRIBED IN A SHAREHOLDER RIGHTS PLAN AGREEMENT DATED AS OF MARCH 28, 2011 AS THE SAME MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME (THE "RIGHTS AGREEMENT"), BETWEEN RICHMONT MINES INC. (THE "COMPANY") AND COMPUTERSHARE INVESTOR SERVICES INC., THE TERMS OF WHICH ARE INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY. UNDER CERTAIN CIRCUMSTANCES SET OUT IN THE RIGHTS AGREEMENT, THE RIGHTS MAY EXPIRE, MAY BECOME NULL AND VOID OR MAY BECOME EXERCISABLE AND SHALL THEREAFTER BE EVIDENCED BY SEPARATE CERTIFICATES AND NO LONGER EVIDENCED BY THIS CERTIFICATE. THE COMPANY WILL MAIL OR ARRANGE FOR THE MAILING OF A COPY OF THE RIGHTS AGREEMENT TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE AS SOON AS PRACTICABLE AFTER THE RECEIPT OF A WRITTEN REQUEST THEREFOR."

4.8.

The Debenture and the Underlying Shares may not be sold in Canada or to Canadian residents unless, if applicable, the sale is made pursuant to an available exemption from the prospectus and registration requirements under the securities legislation in the Canadian purchaser’s province or territory of residence or the required "hold" period under Canadian securities legislation has expired.

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4.9.	The Private Placement is subject to regulatory consent from the TSX and NYSE Amex, and the listing of the Underlying Shares shall be subject to the approval of the TSX and NYSE Amex.

4.10.

The Corporation may complete additional financings in the future in order to develop the business of the Corporation and fund its ongoing development, and such future financings may have a dilutive effect on current securityholders of the Corporation, including the Investor.

4.11.	The Debenture is not transferable, in whole or in part, by the Investor.

5.	COVENANTS OF THE INVESTOR

5.1.

The Investor will comply with Applicable Securities Laws concerning the subscription, purchase, holding and resale restrictions of the Debenture and the Underlying Shares and will consult with its legal advisers with respect to complying with resale restrictions under Applicable Securities Laws with respect to the Debenture and the Underlying Shares.

5.2.

The Investor will execute, deliver, file and otherwise assist the Corporation in filing any reports, undertakings and other documents required under Applicable Securities Laws in connection with the offer, sale and issuance of the Debenture.

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6.	COVENANTS OF THE CORPORATION

6.1.

The Corporation shall use its commercially reasonable efforts to remain a reporting issuer under Applicable Securities Laws in British Columbia, Alberta, Ontario and Québec, and not in default of any requirement of such Applicable Securities Laws for a period of at least 24 months after the date hereof, subject to the right of the Corporation and its subsidiaries to enter into any transaction involving a change of control, sale, merger, acquisition, business combination, amalgamation, reorganization, plan of arrangement or any similar transaction.

6.2.

As soon as reasonably possible after the date hereof, the Corporation shall execute and file with the Securities Regulators all forms, notices and certificates required to be filed pursuant to the Applicable Securities Laws in the time required by the Applicable Securities Laws.

6.3.

The Corporation shall, upon execution of this Agreement, apply to the NYSE AMEX for approval with respect to the issuance of the Debenture and the Underlying Shares by the Corporation and the subscription and purchase of the Debenture and the Underlying Shares as principal for its own account by the Investor.

6.4.	Upon presentation of supporting documentation, the Corporation shall pay all reasonable legal fees and expenses of legal counsel to the Investor, up to a maximum of $35,000.

7.	INDEMNIFICATION

7.1.	The Corporation agrees that the representations, warranties and covenants of the Corporation herein will be true and correct as of the Closing Date and will survive for a period of twenty-four (24) months following such Closing Date, except (i) in case of fraud, in which case no time limit shall be applicable, and (ii) with respect to the representations and warranties set out in Sections 2.1.1, 2.1.3, 2.1.6, 2.1.14 and 2.1.15 will continue to have full force and effect without any limitation of time. The Corporation agrees to indemnify and save harmless the Investor from and against any and all loss, liability, claim or damage arising out of or based upon any representation or warranty of the Corporation contained herein not being true and accurate in any material respect or any breach or failure by the Corporation to comply in any material respect with any covenant or agreement made by the Corporation herein.

7.2.	The Investor agrees that the representations, warranties and covenants of the Investor herein will be true and correct as of the Closing Date and will survive such Closing Date without any limitation of time. The Investor agrees to indemnify and save harmless the Corporation from and against any and all loss, liability, claim or damage arising out of or based upon any representation or warranty of the Investor contained herein not being true and accurate in any material respect or any breach or failure by the Investor to comply in any material respect with any covenant or agreement made by the Investor herein or in any document furnished by the Investor to the Corporation in connection herewith.

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8.	NOTICE

Any notice or other communication which must be given in accordance herewith shall be in writing and sent by facsimile or by messenger to the addresses set out hereunder or to the address or fax number set out in a written notice from one party to the other:

Robert Buchan

Richmont Mines Inc.
161, Avenue Principale
Rouyn-Noranda, Québec J9X 4P6

To the attention of the President

Facsimile: (819) 797-0166

Any notice given as aforesaid shall be presumed to have been received on the date of its receipt by the addressee.

9.	CONFIDENTIALITY

The Investor agrees that as long as such information is not part of the public domain or required to be disclosed in accordance with applicable law or court order or by order of a regulatory body, it will not disclose, publish or reveal in any manner whatsoever and to whomever, any information contained herein.

10.	INTERPRETATION

10.1.	The recitals and the schedules form an integral part of this agreement.

10.2.	No modification or amendments to this agreement shall be valid and binding unless set forth in writing and duly executed by all parties hereto and no waiver of any breach of any term or provision of this agreement shall be effective or binding unless made in writing and signed by the party purporting to give same and, unless otherwise provided, shall be limited to the specific breach waived.

10.3.	Any decision of a court to the effect that any of the provisions of this agreement are null and unenforceable shall in no way affect the other provisions of this agreement or their validity or enforceability.

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10.4.	As the context requires, words importing the singular number include the plural, words importing the masculine gender include the feminine gender, and vice versa.

10.5.	The division of this Agreement into Sections and Subsections and the insertion of headings are for convenient reference only and are not to affect its interpretation.

10.6.	This Agreement becomes effective when executed by all parties to it. After that time, it will be binding upon and enure to the benefit of the parties and their respective successors, heirs, executors, administrators and legal representatives. This Agreement is not transferable or assignable by any party to it.

10.7.	This Agreement, the director retainer agreement dated February 1, 2012 between the Corporation and the Investor and the certificate representing the Debenture dated the date hereof and the other documents delivered in connection herewith or therewith constitute the full and entire understanding and agreement between the parties with respect to the transactions contemplated herein and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein. For greater certainty, upon execution of this Agreement, this Agreement shall supersede and replace the term sheet between the parties in its entirety.

10.8.	This Agreement including the Schedules may be executed in any number of counterparts (including counterparts by Facsimile or email in Portable Document Format ("PDF") and all such counterparts taken together will be deemed to constitute one and the same document.

10.9.	The present agreement shall be interpreted and governed by the laws in force in the Province of Québec and the federal laws of Canada applicable therein. The parties hereby irrevocably accept the jurisdiction of the courts of Québec.

10.10.	This Agreement is written in English at the express request of the Parties. Ce contrat est rédigé en anglais à la demande expresse des parties.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement at the place and on the date referred to above.

(signed) Robert Buchan
Robert Buchan

RICHMONT MINES INC.

Per:	(signed) Martin Rivard	Per:	(signed) Nicole Veilleux
	Martin Rivard		Nicole Veilleux
	President and Chief Executive		Financial Director
Officer

UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THIS DEBENTURE MUST NOT TRADE THE DEBENTURE, OR ANY SECURITIES ISSUABLE ON THE CONVERSION OF THIS DEBENTURE, BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE DATE HEREOF.

THE COMMON SHARES UNDERLYING THIS DEBENTURE ARE LISTED ON THE TORONTO STOCK EXCHANGE (THE “TSX”); HOWEVER, PRIOR TO JUNE 2, 2012, THE SAID COMMON SHARES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT 'GOOD DELIVERY' IN SETTLEMENT OF TRANSACTIONS ON THE TSX.

THIS DEBENTURE IS NON-TRANSFERABLE. DO NOT DESTROY THIS CERTIFICATE.

RICHMONT MINES INC.

7.6% FIVE-YEAR CONVERTIBLE UNSECURED SUBORDINATED DEBENTURE

CAD $8,000,000	February 1, 2012

FOR VALUE RECEIVED Richmont Mines Inc. (the "Corporation") having its head office at 161, Avenue Principale, Rouyn-Noranda, Québec, J9X 4P6, hereby acknowledges itself indebted to and promises to pay to Robert Buchan (the "Lender") the sum of CAD $8,000,000 plus all accrued interest in lawful money of Canada at the address of the Lender at or such other place in Canada as the Lender may designate. Subject to the terms of this Debenture, the unpaid principal amount of this Debenture together with all unpaid, accrued interest shall be repaid in full on February 1, 2017 (the "Maturity Date"), or such earlier date as the principal amount of the Debenture may become due and payable in accordance with the provisions of this Debenture.

ARTICLE 1
INTERPRETATION

Section 1.1	Defined Terms.

As used herein the following expressions shall have the following meanings:

"Business Day" means any day, other than Saturday, Sunday or a statutory holiday on which chartered banks in Montreal, Québec or Toronto, Ontario are not generally open for the transaction of business.

"Change of Control" means the occurrence of any of the following after the date hereof: (i) the acquisition by any Person or group of Persons acting jointly or in concert of more than fifty percent (50%) of the issued and outstanding Common Shares of the Corporation on a fully diluted basis (for the purposes hereof, "acting jointly or in concert" shall have the meaning ascribed thereto in Regulation 62-104 Respecting Take-Over Bids and Issuer Bids of the Canadian Securities Administrators; (ii) a consolidation, amalgamation, arrangement, take-over, reverse take-over or merger of the Corporation with or into any other corporation or other entity where the shareholders of the Corporation immediately prior to such transaction will not beneficially own, immediately after such transaction, shares entitling such shareholders to more than fifty percent (50%) of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors; (iii) the sale or disposition of all or substantially all of the assets of the Corporation; or (iv) any decision of the Corporation to wind-up, liquidate or dissolve.

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"Common Shares" means common shares in the capital of the Corporation.

"Conversion Date" has the meaning ascribed to such term in Section 3.2.

"Conversion Price" has the meaning ascribed to such term in Section 3.1(a).

"Corporation" has the meaning ascribed to such term on the cover page of this Debenture.

"Event of Default" has the meaning ascribed to such term in Section 7.1.

"Governmental Entity" means any: (i) multinational, federal, provincial, state, municipal, local or other governmental or public department, central bank, court, commission, board, bureau, regulatory agency or instrumentality, domestic or foreign; (ii) any subdivision or authority of any of the foregoing; or (iii) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the above.

"Interest Payment Date" has the meaning ascribed to such term in Section 2.1.

"Lender" has the meaning ascribed to such term on the cover page of this Debenture.

"Maturity Date" has the meaning ascribed to such term on the cover page of this Debenture.

"Person" means an individual, partnership, corporation, trust, unincorporated association, joint venture, governmental agency or other entity.

"Put Notice" has the meaning ascribed to such term in Section 4.11.

"Redemption Amount" has the meaning ascribed to such term in Section 4.8.

"Redemption Notice" has the meaning ascribed to such term in Section 4.8.

"Redemption Date" has the meaning specified in the Redemption Notice set forth in Appendix II attached hereto.

"Senior Indebtedness" means the principal of and premium, if any, and interest on and other amounts owing: in respect of all indebtedness of the Corporation (whether outstanding as at the date hereof or thereafter incurred), other than indebtedness evidenced by this Debenture and all other existing and future debentures or other instruments of the Corporation which, by the terms of the instrument creating or evidencing the indebtedness, is expressed to be pari passu with, or subordinate in right of payment to, this Debenture or other indebtedness ranking pari passu with this Debenture; and "Senior Indebtedness" shall in all events, include all of the obligations of each borrower, issuer, and/or guarantor under the Senior Indebtedness documentation;

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"Subscription Agreement" means the private placement subscription agreement dated February 1, 2012 between the Corporation and the Lender.

"TSX" means the Toronto Stock Exchange.

Section 1.2	Interpretation.

(a)

"This Debenture", "hereto", "hereby", "hereunder", "herein", and similar expressions refer to the whole of this Debenture and not to any particular Article, Section, paragraph, clause, subdivision or other portion hereof.

(b)	Words importing the singular number only include the plural and vice versa and words importing gender shall include all genders.

(c)	The division of this Debenture into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Debenture.

(d)	Time is of the essence hereof.

(e)	Where the word "including" or "includes" is used in this Debenture, it means "including (or includes) without limitation".

Section 1.3	Day Not a Business Day.

In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then, except as otherwise provided herein, such action shall be required to be taken on the next following day that is a Business Day.

Section 1.4	Currency.

All references to currency herein shall be to lawful money of Canada unless otherwise expressly specified.

Section 1.5	Governing Law.

This Debenture shall be governed by and interpreted and enforced in accordance with the laws of the Province of Québec and the federal laws of Canada applicable therein.

Section 1.6	Non-Transfer of Debenture.

This Debenture shall not be transferable by the Lender, in whole or in part except with the prior written consent of the Corporation.

ARTICLE 2
INTEREST

Section 2.1	Interest.

The principal hereof outstanding from time to time shall bear interest both before and after maturity, default and judgment from the date hereof to the date of repayment in full at 7.6% per annum, calculated, compounded and payable monthly, on the first day of each month following the issuance of this Debenture (each an "Interest Payment Date"), commencing on March 1, 2012 and ending on the Maturity Date.

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ARTICLE 3
CONVERSION OF DEBENTURE

Section 3.1	Conversion of Debenture into Common Shares.

(a)

Upon and subject to the provisions and conditions of this Article 3, the Lender shall have the right, at its option, at any time from the date hereof up until the Maturity Date, to convert all but not less than all of the principal amount owing under this Debenture, into fully paid and non-assessable Common Shares at a price of CAD$12.17 per Common Share (the "Conversion Price"). Notwithstanding anything to the contrary contained herein, upon the conversion of this Debenture, all accrued and unpaid interest owing thereon shall be payable in cash.

(b)	Fractional interests in Common Shares shall be adjusted for in the manner provided for herein.

Section 3.2	Manner of Exercise of Right to Convert to Common Shares.

The Lender may exercise its rights to convert, in accordance with the provisions of this Article 3, by sending to the Corporation a notice substantially in the form provided in Appendix I attached hereto. The effective date of delivery of such notice, as determined by Section 9.2, shall be the date of conversion (the "Conversion Date") for the purposes of this Section. Thereupon, the Lender shall be entitled to be entered in the books of the Corporation as at the Conversion Date as the holder of the number of Common Shares into which the principal amount of this Debenture pursuant to this Section is convertible in accordance with the provisions of this Article 3 and, within five (5) Business Days of receiving such notice, the Corporation shall deliver to the Lender a certificate or certificates for such Common Shares.

Section 3.3	Adjustments.

(a)

If and whenever the Corporation shall (i) subdivide or redivide the outstanding Common Shares into a greater number of Common Shares; (ii) reduce, combine or consolidate the outstanding Common Shares into a smaller number of Common Shares; (iii) issue any Common Shares to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend, the number of Common Shares which may be acquired pursuant to Section 3.1(a) on the effective date of such subdivision, redivision, reduction, combination or consolidation or on the record date for such issue of Common Shares by way of a stock dividend, as the case may be, shall be increased, in the case of the events referred to in (i) and (iii) above, in the proportion which the number of Common Shares outstanding before such subdivision, redivision or dividend bears to the number of Common Shares outstanding after such subdivision, redivision or dividend, or shall be decreased, in the case of the events referred to in (ii) above, in the proportion which the number of Common Shares outstanding before such reduction, combination, or consolidation bears to the number of Common Shares outstanding after such reduction, combination or consolidation. Any such issue of Common Shares by way of a stock dividend shall be deemed to have been made on the record date fixed for such stock dividend for the purpose of calculating the number of outstanding Common Shares under this Section 3.3(a) or Section 3.3(b).

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(b)

In the case of any reclassification of, or other change in, the outstanding Common Shares through mergers, acquisitions, business combination, amalgamations, reorganizations, plan of arrangements and other than a subdivision, redivision, reduction, combination consolidation, or issuance by way of stock dividend, the Lender shall be entitled to receive upon conversion pursuant to Section 3.1(a), and shall accept in lieu of the number of Common Shares to which it was theretofore entitled upon such conversion, the kind and amount of shares and other securities or property which such Lender would have been entitled to receive as a result of such reclassification if, on the effective date thereof, it had been the registered holder of the number of Common Shares to which it was theretofore entitled upon conversion. If necessary, appropriate adjustments shall be made in the application of the provisions set forth in this Article 3 with respect to the rights and interests thereafter of the Lender to the end that the provisions set forth in this Article 3 shall thereafter correspondingly be made applicable as nearly as may be possible in relation to any shares or other securities or property thereafter deliverable upon the conversion of this Debenture.

(c)

If and whenever the Corporation shall issue or distribute to all or substantially all the holders of Common Shares (i) shares of the Corporation of any class other than Common Shares; (ii) rights, options or warrants; (iii) evidences of indebtedness; or (iv) any other assets and if such issuance or distribution does not result in an adjustment as provided for in Section 3.3(a) or Section 3.3(b), the Conversion Price at which the Lender shall have the right to convert the principal amount of this Debenture into Common Shares pursuant to Section 3.1(a) shall be adjusted effective immediately after the record date at which the holders of Common Shares are determined for purposes of any distribution as aforesaid in such manner as the directors of the Corporation, acting reasonably, determine to be appropriate on a basis consistent with this Section 3.3, subject to the prior approval of the TSX.

(d)

If, at any time, the Lender exercises its conversion rights after the record date and before the occurrence of an event, for which this Section 3.3 requires that an adjustment shall become effective immediately after the record date for such event, the Corporation may defer issuing to the Lender the additional Common Shares issuable upon such conversion, by reason of the adjustment required by such event, until the occurrence of such event. In the event of such an adjustment, the Corporation shall deliver to the Lender an appropriate instrument evidencing the Lender's right to receive such additional Common Shares upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such additional Common Shares declared in favour of Common Shareholders on and after the Conversion Date or such later date as such holder would, but for the provisions of this Section 3.3, have become the holder of record of such additional Common Shares.

(e)

If any question arises with respect to the adjustments provided for in this Section 3.3, such question shall be conclusively determined, subject to the prior approval of the TSX, by a firm of chartered accountants appointed by the Corporation, acting reasonably. Such chartered accountants shall have for such purposes access to all necessary records of the Corporation and such determination shall be binding upon the Corporation and the Lender.

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(f)

Notwithstanding anything to the contrary contained in this Article 3, no adjustment shall be made in the conversion rights attached to the Debenture if the issue of Common Shares is being made pursuant to this Debenture, pursuant to any stock option, stock option plan or stock purchase plan in force from time to time for officers or employees of the Corporation, or pursuant to any stock option granted by the Corporation prior to the date of this Debenture.

(g)	The form of this Debenture need not be changed because of any adjustment in the Conversion Price or in the number of Common Shares issuable upon its conversion.

(h)	Adjustments to the Conversion Price or the number of Common Shares convertible into pursuant to this Debenture may be subject to the prior approval of the TSX.

Section 3.4	No Requirement to Issue Fractional Shares.

The Corporation shall not be required to issue fractional Common Shares upon the conversion of this Debenture. If any fractional interest in a Common Share would, except for the provisions of this Article 3, be deliverable upon the conversion of the principal amount of this Debenture, the Corporation shall, in lieu of delivering any certificate representing such fractional interest, satisfy such fractional interest by paying to the Lender an amount in cash equal to such fraction multiplied by the Conversion Price (as may be adjusted pursuant to Section 3.3).

Section 3.5	Certificate as to Adjustment.

The Corporation shall from time to time immediately after the occurrence of any event which requires an adjustment or re-adjustment as provided in Section 3.3, deliver a notice to the Lender specifying the nature of the event requiring the same and the amount of the adjustment necessitated thereby and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based, which notice and the amount of the adjustment specified therein shall be verified by an opinion of a firm of chartered accountants appointed by the Corporation, acting reasonably, and, when approved by the Corporation, shall be conclusive and binding on all parties.

Section 3.6	Notice of Special Matters.

The Corporation shall give notice to the Lender, in the manner provided in Article 9, of its intention to fix a record date for any event mentioned in Section 3.3 which may give rise to an adjustment in the number of Common Shares which may be acquired pursuant to Section 3.1, and, in each case, such notice shall specify the particulars of such event and the record date and the effective date for such event; provided that the Corporation shall only be required to specify in such notice such particulars of such event as shall have been fixed and determined on the date on which such notice is given. Such notice shall be given not less than 14 days prior to such applicable record date.

Section 3.7	Rights of the Lender.

The Lender shall have no rights whatsoever as a shareholder with respect to any of the Common Shares issuable to it upon the conversion of this Debenture (including any right to receive dividends or other distributions therefrom or thereon or to vote at a general meeting of the shareholders of the Corporation) unless and until it exercises the right of conversion contemplated in this Article 3 and, in such event, the right of the Lender in respect of the Common Shares issued to it upon the conversion of this Debenture shall only accrue as and from the date of the conversion as set forth in Section 3.2.

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ARTICLE 4
REPAYMENT AND REDEMPTION

Section 4.1	Repayment of the Principal Amount.

Subject to the provisions of this Debenture, the principal amount outstanding under this Debenture, together with all accrued and unpaid interest thereon shall be repaid to the Lender in full on the Maturity Date.

Section 4.2	Optional Redemption by Corporation.

At any time after the earlier of (1) the occurrence of a Change of Control, (2) the acceptance by the Corporation of the Lender's resignation as a director of the Corporation, and (3) February 1, 2014, the Corporation shall have the right, at its option, to redeem the entire principal amount outstanding under the Debenture, together with all accrued and unpaid interest thereon by providing not less than twenty-one (21) days prior written notice to the Lender as provided for in Section 4.8 hereof.

Section 4.3	Restriction on Early Redemption

The Corporation shall be restricted from repaying or redeeming the principal amount outstanding hereunder except as explicitly permitted hereunder, as required hereunder, or with the written consent of the Lender.

Section 4.4	Method of Payment.

All payments hereunder to the Lender shall be made in Canadian dollars on the date when due by certified cheque or wire transfer of immediately available funds directly to the account(s) as may be specified to the Corporation, from time to time, by written notice from the Lender.

Section 4.5	Payments by the Corporation.

Any payment by the Corporation on account of any amount due and payable by it hereunder, whether on account of principal, fees, costs and expenses or otherwise, shall be made by the Corporation to the Lender and no such payment by the Corporation shall be effective until such time as it is so received by the Lender. All payments to be made by the Corporation to the Lender shall be in immediately available funds and received by the Lender no later than 5:00 p.m. (Montreal time) on the date of payment in order to obtain same day credit. Any such payment so received after such time on such date shall be deemed to have been paid on, and shall be credited on the next following Business Day.

Section 4.6	Net Payments.

All payments made by the Corporation hereunder shall be made without setoff, counterclaim or other defence, except as may be required by applicable law.

Section 4.7	Places of Payment.

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The Redemption Amount will be payable upon presentation and surrender of the Debenture called for redemption to the Corporation.

Section 4.8	Notice of Redemption.

Notice of redemption of the Debenture pursuant to Section 4.2 (the "Redemption Notice") shall be given by the Corporation to the Lender substantially in the form set forth in Appendix II hereof. The Redemption Notice shall specify the aggregate principal amount of Debenture called for redemption (the "Redemption Amount"), the Redemption Date, the manner of payment and any right of the Lender to convert such Debenture as provided in Article 3 and shall state that interest upon the principal amount of Debenture called for redemption shall cease to be payable from and after the Redemption Date.

Section 4.9	Debenture Due on Redemption Date.

Upon the Redemption Notice being given in accordance with Section 4.8, the Redemption Amount shall be and become due and payable on the Redemption Date specified in such Redemption Notice and with the same effect as if it were the Maturity Date of such Debenture, the provisions hereof or of any such Debenture notwithstanding (subject, however, to the right of the Lender to convert this Debenture in accordance with Article 3), and, from and after such Redemption Date, interest shall cease, unless payment of the Redemption Amount shall not be made on presentation for surrender of such Debenture as specified in Section 4.7 on or after the Redemption Date.

Section 4.10	Payment of Redemption Amount in Cash or Common Shares.

Upon the Debenture being called for redemption as provided for in Section 4.8, the Corporation shall pay to the Lender, upon surrender of the Debenture as specified in the Redemption Notice, the Redemption Amount thereof. The Lender may elect payment in cash or payment in Common Shares.

Section 4.11	Redemption at Lender's Option.

At any time after the earlier of (1) the occurrence of a Change of Control, and (2) August 1, 2013, the Lender shall have the right, at its option, to require the Corporation redeem the entire principal amount outstanding under this Debenture at a redemption price equal to the outstanding principal amount of this Debenture plus any accrued and unpaid interest thereon to but excluding the date fixed for redemption. To exercise such right, the Lender must provide a notice in writing (the "Put Notice") to the Corporation that it requires the Corporation redeem this Debenture in full at least twenty-one (21) days prior to the date fixed for redemption. Any payment due by the Corporation to the Lender hereunder shall be, upon presentation and surrender of the Debenture to the Corporation, made by certified cheque or wire transfer of immediately available funds directly to the account(s) as may be specified by the Lender to the Corporation in the Put Notice.

ARTICLE 5
SUBORDINATION TO SENIOR INDEBTEDNESS OF THE CORPORATION

Section 5.1	Agreement to Subordinate.

The Corporation agrees, and the Lender by accepting this Debenture agrees, that the indebtedness, liabilities and obligations evidenced by this Debenture (including the principal amount and any accrued interest thereon) is subordinate in right of payment, to the extent and in the manner provided in this Article 5, to the prior payment in full of all existing and future Senior Indebtedness of the Corporation.

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Section 5.2	Order of Payment.

Upon any distribution of the assets of the Corporation upon any dissolution, winding up, total liquidation or reorganization of the Corporation (whether in bankruptcy, insolvency or receivership proceedings, or upon an "assignment for the benefit of creditors" or any other marshalling of the assets and liabilities of the Corporation, or otherwise):

(a)

all Senior Indebtedness shall first be paid indefeasibly in full, or provision made for such payment, before any payment is made on account of the principal of or interest on the indebtedness evidenced by this Debenture;

(b)

any payment or distribution of assets of the Corporation, whether in cash, property or securities, to which the Lender would be entitled, except for the provisions of this Article 5, shall be paid or delivered by the trustee in bankruptcy, receiver, assignee for the benefit of creditors, or other liquidating agent making such payment or distribution, directly to the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness may have been issued, to the extent necessary to pay all Senior Indebtedness in full after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Senior Indebtedness; and

(c)

the holders of Senior Indebtedness or a receiver or a receiver-manager of the Corporation or of all or part of its assets or any other enforcement agent may sell, mortgage, or otherwise dispose of the Corporation assets in whole or in part, free and clear of all indebtedness, liabilities and obligations of the Corporation under this Debenture and without the approval of the Lender.

Section 5.3	No Payments if Default under Senior Indebtedness.

Upon the maturity of any Senior Indebtedness by lapse of time, acceleration or otherwise, or any enforcement of any Senior Indebtedness, all principal of and interest on all such matured Senior Indebtedness shall first be paid in full, or shall first have been duly provided for, before any payment is made on account of principal of or interest on this Debenture.

In case of default with respect to any Senior Indebtedness permitting the Lender to accelerate the maturity thereof, unless and until such default shall have been cured or waived or shall have ceased to exist, no payment (by purchase of this Debenture or otherwise) shall be made by the Corporation with respect to the principal of or interest on this Debenture and the Lender shall not be entitled to demand, accelerate, institute proceedings for the collection of, or receive any payment or benefit (including without limitation by set-off, combination of accounts or otherwise in any manner whatsoever) on account of this Debenture after the happening of such a default, and unless and until such default shall have been cured or waived or shall have ceased to exist, such payments shall be held in trust for the benefit of, and, if and when such Senior Indebtedness shall have become due and payable, shall be paid over to, the holders of the Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing an amount of the Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; provided, however, that the foregoing shall in no way prohibit, restrict or prevent the Lender from taking such actions as may be necessary to preserve claims of the Lender under this Debenture in any bankruptcy, reorganization or insolvency proceeding (including, without limitation, the filing of proofs of claim in any such bankruptcy, reorganization or insolvency proceedings by or against the Corporation or its subsidiaries and exercising its rights to vote as an unsecured creditor under any such bankruptcy, reorganization or insolvency proceedings commenced by or against the Corporation or its subsidiaries).

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The fact that any payment hereunder is prohibited by this Section 5.3 shall not prevent (i) the failure to make such payment from being an Event of Default hereunder and (ii) the conversion of the Debentures pursuant to Article 3.

Section 5.4	Cooperation.

The Lender hereby agrees to execute (by manual or facsimile signature) and deliver all such documents, contracts, letters, agreements, instruments, receipts or other writings that may be required to carry out, comply with and effectuate the purposes of this Article 5.

Section 5.5	Additional Indebtedness.

This Debenture does not restrict the Corporation from incurring additional indebtedness for borrowed money or otherwise or mortgaging, pledging or charging its real (immoveable) or personal (moveable) property or properties to secure any indebtedness or other financing.

ARTICLE 6
COVENANTS

Section 6.1	Positive Covenants.

The Corporation hereby covenants and agrees with the Lender that so long as this Debenture remains outstanding as follows:

(a)	Use of Proceeds. The Corporation and its subsidiaries shall use the aggregate principal amount for general working capital purposes, in accordance with its business plan;

(b)

Payment of Principal and Interest. The Corporation shall punctually pay or cause to be paid to the Lender the principal of and interest on this Debenture as and when the same become due and payable hereunder;

(c)

Corporate Existence. The Corporation and its material subsidiaries will preserve and maintain their corporate existence, subject to the right of the Corporation and its subsidiaries to enter into any transaction involving a change of control, sale, merger, acquisition, business combination, amalgamation, reorganization, plan of arrangement or any similar transaction;

(d)

Carry on Business. The Corporation and its material subsidiaries will, in all material respects, carry on and conduct the business of mining so as to reasonably preserve and protect the business and income therefrom;

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(e)

Reservation of Shares. The Corporation shall, so long as this Debenture remains outstanding, reserve and there shall remain unissued out of its authorized capital, a sufficient number of Common Shares to satisfy the right of conversion herein provided for and when issued and delivered as directed, such Common Shares shall be issued as fully paid and non-assessable Common Shares that are non-encumbered, approved for listing on the TSX and NYSE AMEX and freely tradable subject to applicable securities law restrictions for "control persons";

(f)	Compliance with Laws. The Corporation and its material subsidiaries will comply in all material respects with the requirements of all applicable laws, judgments, orders, decisions and awards;

(g)	Expenses. All reasonable legal and accounting expenses and other related costs incurred by the Lender in connection with the enforcement of in this Debenture shall be paid by the Corporation;

(h)

Maintain Insurance. The Corporation and its material subsidiaries will use commercially reasonable efforts to maintain adequate insurance coverage with respect to the operation of their business and with respect to director liability;

(i)	Notification of Default. The Corporation shall notify the Lender in writing immediately upon becoming aware of an Event of Default hereunder; and

(j)	Other Information. The Corporation will send to the Lender copies of all financial statements and other material furnished to the holders of Common Shares.

Section 6.2	Negative Covenants

So long as any amount owing under the Debenture remains unpaid, none of the Corporation not its material subsidiaries shall, without the prior written consent of the Lender:

(a)	Change in Nature of Business. Make any material change in the nature of its business as carried on by it at the date hereof;

(b)

Winding-Up etc. Commence proceedings for the winding-up, dissolution or liquidation of the Corporation, subject to the right of the Corporation and its subsidiaries to enter into any transaction involving a change of control, sale, merger, acquisition, business combination, amalgamation, reorganization, plan of arrangement or any similar transaction; and

(c)

Amendment to Articles and By-laws. Take any action to approve an amendment to the articles of incorporation of the Corporation or any of its subsidiaries or any action to adopt, amend or repeal any by-laws of the Corporation or any of its subsidiaries in a manner which could be reasonably considered to materially adversely affect or impair the rights and benefits of the Lender pursuant to this Debenture.

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ARTICLE 7
EVENTS OF DEFAULT AND REMEDIES

Section 7.1	Events of Default.

The occurrence of any of the following events shall constitute an "Event of Default" under this Debenture:

(a)

if default occurs in payment when due of any principal, interest or other amounts payable under this Debenture and such default is not remedied within two (2) Business Days following delivery of written notice to the Corporation to this effect;

(b)

if default occurs in performance of any other covenant of the Corporation and its subsidiaries in favour of the Lender under this Debenture and, if such default is capable of being remedied, and still remains unremedied for a period of thirty (30) days following receipt by the Corporation from the Lender of a written notice specifying in reasonable detail the default in question;

(c)

if the Corporation and/or its material subsidiaries commits an act of bankruptcy or becomes insolvent within the meaning of any bankruptcy or insolvency legislation applicable to it or a petition, an arrangement, a proposal or a notice of intention in respect of the Corporation or its material subsidiaries is filed or a receiver, trustee, custodian or other similar official is appointed or an or an application is made for the appointment of a receiver or the Corporation and its material subsidiaries or a creditor of the Corporation and its material subsidiaries makes an application in respect of the Corporation and its material subsidiaries pursuant to the Companies' Creditors Arrangement Act or a winding up order is granted;

(d)

if any act, matter or thing is done toward, or any action or proceeding is launched or taken to terminate the corporate existence of the Corporation or any of its material subsidiaries, whether by winding-up, surrender of charter or otherwise, subject to the right of the Corporation and its subsidiaries to enter into any transaction involving a change of control, sale, merger, acquisition, business combination, amalgamation, reorganization, plan of arrangement or any similar transaction;

(e)	if the Corporation or any of its material subsidiaries ceases to carry on its business;

(f)

if any receiver, administrator or manager of the property, assets or undertaking of the Corporation and its material subsidiaries or a substantial part thereof is appointed pursuant to the terms of any trust deed, trust Debenture, debenture or similar instrument  or by or under any judgment or order of any court.

(g)	if the Corporation or any of its material subsidiaries fails to pay or perform its obligations generally as they become due or admits its inability to pay its debts generally;

(h)

if any of the representations and warranties agreed upon in the subscription agreement dated the date hereof among the Corporation and the Lender are untrue in any material respect and such inaccuracy continues for 30 days after the Corporation becomes aware of such inaccuracy; or

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(i)	if any of the Corporation or its subsidiaries defaults on any Senior Indebtedness resulting in the holder of such Senior Indebtedness to be entitled to accelerate payment of same.

Section 7.2	Remedy.

Whenever an Event of Default has occurred and is continuing, then the Lender may declare the whole of the principal amount of this Debenture and all accrued unpaid interest thereon to be immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are expressly waived by the Corporation.

ARTICLE 8
LEGEND

Section 8.1	Legend.

Any certificate representing Common Shares issued upon exercise of the Debenture prior to the date which is four months and one day after the date hereof will bear the following legend:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, PRIOR TO JUNE 2, 2012, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT ‘GOOD DELIVERY’ IN SETTLEMENT OF TRANSACTIONS ON THE TSX.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE JUNE 2, 2012."

ARTICLE 9
GENERAL

Section 9.1	Waiver.

No act or omission by the Lender in any manner whatsoever shall extend to or be taken to affect any provision hereof or any subsequent breach or default or the rights resulting therefrom save only express waiver in writing. A waiver of default shall not extend to, or be taken in any manner whatsoever to affect the rights of the Lender with respect to, any subsequent default, whether similar or not.

Section 9.2	Notices.

Any notice, direction or other communication to be given under this Debenture shall be in writing and given by delivering it or sending it by facsimile or other similar form of recorded communication addressed:

to the Lender at:

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	Attention:	Robert Buchan
Fax:

With copy to (which shall not constitute notice) Cassels Brock Blackwell LLP	Attention:	Cameron Mingay
	Fax:	416-640-3163

to the Corporation at:	161, Avenue Principale
Rouyn-Noranda, Québec, J9X 4P6

	Attention:	President
	Fax:	(819) 797-0166

with a copy to:	Stikeman Elliott LLP
1155 René-Lévesque West, Floor 40
Montreal, Québec, H3B 3V2

	Attention:	Sidney Horn and Maxime Turcotte
	Fax:	(514) 397-3222

Any such communication shall be deemed to have been validly and effectively given (i) if personally delivered, on the date of such delivery if such date is a Business Day and such delivery was made prior to 5:00 p.m. (Montreal time) and otherwise on the next Business Day, or (ii) if transmitted by facsimile or similar means of recorded communication on the Business Day following the date of transmission. Any Party may change its address for service from time to time by notice given in accordance with the foregoing and any subsequent notice shall be sent to such Party at its changed address.

Section 9.3	Invalidity of any Provisions.

Any provision of this Debenture which is prohibited by the laws of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition without invalidating the remaining terms and provisions hereof.

Section 9.4	Successors and Assigns, etc.

This Debenture may be assigned by the Lender with the consent of the Corporation. This Debenture and all its provisions shall enure to the benefit of the Lender, its successors and assigns and shall be binding upon the Corporation, its successors and assigns. The Lender is the person entitled to receive the money payable hereunder and to give a discharge hereof. Presentment, notice of dishonour, protest and notice of protest hereof are hereby waived.

Section 9.5	Enurement.

This Debenture and all its provisions shall enure to the benefit of the Lender and shall be binding upon the Corporation, its successors and assigns.

Section 9.6	Amendments.

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This Debenture may only be amended by a written agreement signed by the Corporation and the Lender.

Section 9.7	Further Assurances.

Each of the parties shall promptly do such further acts and execute such documents as any other party may reasonably require from time to time for the purpose of giving effect to this Debenture and shall use all reasonable efforts and take all such steps as may be reasonably within its power to implement to their full extent, in good faith, the provisions of this Debenture.

Section 9.8	Language.

The parties hereto acknowledge that they have required that the present Debenture, as well as all documents, notices and legal proceedings executed, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English. Les parties reconnaissent avoir exigé la rédaction en anglais de la présente débenture, ainsi que de tous documents, avis et procédures judiciaires exécutés, donnés ou intentés, directement ou indirectement, à la suite de ou relativement à la présente convention.

[Signature page follows]

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IN WITNESS WHEREOF the Corporation has caused this Debenture to be signed by its duly authorized officer.

RICHMONT MINES INC.

By:	(signed) Martin Rivard
	Name:	Martin Rivard
	Title:	President and Chief Executive Officer

By:	(signed) Nicole Veilleux
	Name:	Nicole Veilleux
	Title:	Financial Director

APPENDIX I
FORM OF CONVERSION NOTICE

TO:	Richmont Mines Inc.
161, Rue Principal
Rouyn-Noranda, Québec, J9X 4P6
Attention: •

Note:	All capitalized terms used herein have the meaning ascribed thereto in the Debenture mentioned below, unless otherwise indicated.

Notice is hereby given pursuant to Section 3.2 of the Debenture dated as of February 1, 2012 (the "Debenture") of Richmont Mines Inc. (the "Corporation") that the undersigned registered holder of a 7.6% Five-Year Convertible Unsecured Subordinated Debenture due February 1, 2017 in the principal amount of $8 million irrevocably elects to convert the entire principal amount of such Debenture into Common Shares on the date of conversion specified below, in accordance with the terms of the Debenture and directs that the Common Shares issuable and deliverable upon such conversion be issued and delivered to the Person indicated below. (If Common Shares are to be issued in the name of a Person other than the Lender, all requisite transfer taxes must be tendered by the undersigned.)

Dated:
Robert Buchan

Date of conversion: • (which date shall not be earlier than the date of delivery or receipt by the Corporation of this notice and the Debenture and shall not be later than the close of business on the Business Day immediately preceding the Maturity Date, or the Redemption Date, as the case may be.

(Print name in which Common Shares are to be issued, delivered and registered)

Name:

(Address, City, Province and Postal Code)

Name of guarantor:

Authorized signature:

Note: If Common Shares are to be issued in the name of a Person other than the Lender, the signature must be guaranteed by an authorized officer of a Canadian chartered bank or of a major Canadian trust corporation or by a medallion signature guarantee from a member of a recognized medallion signature guarantee program.

(Signature of the Lender)

APPENDIX II
FORM OF REDEMPTION NOTICE

RICHMONT MINES INC.

7.6% FIVE YEAR CONVERTIBLE UNSECURED SUBORDINATED DEBENTURE DUE FEBRUARY 1, 2017

REDEMPTION NOTICE

To:	Robert Buchan, as holder of the 7.6% Convertible Unsecured Subordinated Debenture due February 1, 2017 (the "Debenture") of Richmont Mines Inc. (the "Corporation")

Note:	All capitalized terms used herein have the meaning ascribed thereto in the Debenture mentioned below, unless otherwise indicated.

Notice is hereby given pursuant to Section 4.8 of the Debenture dated as of February 1, 2012 (the "Debenture") of the Corporation, that the entire principal amount of Debenture outstanding will be redeemed as of • (the "Redemption Date"), upon payment of a redemption amount of CAD$•, being equal to the aggregate of (i) CAD$• and (ii) all accrued and unpaid interest thereon to but excluding the Redemption Date (collectively, the "Redemption Amount").

The Redemption Amount will be payable upon presentation and surrender of the Debenture to the Corporation.

The interest upon the principal amount of Debenture called for redemption shall cease to be payable from and after the Redemption Date, unless payment of the Redemption Amount shall not be made on presentation for surrender of such Debenture to the Corporation on or after the Redemption Date or prior to the setting aside of the Redemption Amount pursuant to the Debenture.

The Lender is reminded that it has the right to convert its Debenture pursuant to Article 3 of the Debenture prior to the close of business on the Business Day immediately preceding the Redemption Date by duly completing the Conversion Notice and delivering same to the Corporation in accordance with the provisions of the Debenture together with this Debenture.

No fractional Common Shares shall be delivered upon the exercise by the Corporation of the above-mentioned redemption right but, in lieu thereof, if such a fraction shall become owing, the Corporation shall pay the cash equivalent thereof determined on the basis of the Conversion Price per Common Share (as may be adjusted pursuant to Section 3.3).

DATED:

RICHMONT MINES INC.

By:
(Authorized Officer)
By:

(Authorized Officer)

SUBSCRIPTION AGREEMENT

ENTERED INTO IN MONTREAL (QUÉBEC) AS OF FEBRUARY 1, 2012

AMONG:	FRASER BUCHAN, an individual residing in the city of Toronto, Ontario, Canada;

(hereinafter referred to as the "Investor")

AND:	RICHMONT MINES INC., a Corporation duly incorporated under the laws of the Province of Québec, having its head office at 161, Avenue Principale, Rouyn-Noranda, Québec, J9X 4P6, acting through and represented by Martin Rivard, its President and by Nicole Veilleux, its Chief Financial Officer, duly authorized for the purposes hereof as they so declare;

(hereinafter referred to as "Richmont" or the "Corporation")

WHEREAS the Investor wishes to subscribe for and purchase a debenture for a total consideration of $1,000,000 (the "Private Placement");

THEREFORE, THE PARTIES MUTUALLY AGREE AS FOLLOWS:

1.	SUBSCRIPTION

1.1.

The Investor hereby irrevocably subscribes for and agrees to purchase, as principal for its own account, a five (5) year 7.6% interest-bearing convertible unsecured subordinated debenture of the Corporation (the "Debenture"), such Debenture being convertible into common shares of the Corporation (the "Shares") at a conversion price of $12.17 per Share, for a total subscription price of $1,000,000.

1.2.

The Corporation accepts the Investor's subscription and agrees to issue and sell the Debenture for the consideration specified therein, which consideration is payable on the date hereof (the "Closing Date") by wire transfer of immediately available funds to an account identified by the Corporation or by certified cheque made payable to the Corporation.

1.3.	The Corporation acknowledges having received, as of the date hereof, payment of $1,000,000 from the Investor in total and final payment of the consideration for the issuance and sale of the Debenture.

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2.	REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

The Corporation represents and warrants as of the date hereof to the Investor that which is indicated below. The term "knowledge" or references to the "knowledge of the Corporation" or "Richmont’s knowledge" means the actual knowledge, after reasonable inquiry of Martin Rivard and Nicole Veilleux.

2.1.	As to the Corporation

2.1.1.

The Corporation and its subsidiaries have been duly incorporated and are validly existing under the laws of their respective jurisdictions of existence, have all requisite corporate power and authority and are duly qualified and possess all material certificates, authority, permits and licences issued by the appropriate provincial, municipal, federal regulatory agencies or bodies necessary (and has not received or is not aware of any adverse modification or revocation to such licences, authority, certificates or permits) to carry on their businesses as now conducted and to own their properties and assets and the Corporation has all requisite corporate power and authority to carry out its obligations under this Agreement.

2.1.2.

The Corporation has no material subsidiaries other than as listed in its annual information form dated March 24, 2011 and the Corporation beneficially owns, directly or indirectly, all of the issued and outstanding shares in the capital of the subsidiaries, free and clear of all liens, charges, pledges, security interests, encumbrances, claims or demands of any kind whatsoever, all of such shares have been duly authorized and validly issued and are outstanding as fully paid and non-assessable shares and no person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement or option, for the purchase from the Corporation of any interest in any of such shares or for the issue or allotment of any unissued shares in the capital of the subsidiaries or any other security convertible into or exchangeable for any such shares.

2.1.3.

Richmont has the capacity and necessary corporate powers to execute this Agreement and other ancillary documents related to the Investor’s investment (collectively the "Documentation"). All of the corporate procedures required to complete the investment of the Investor, including without limiting the generality of the foregoing, the required authorizations from the directors of Richmont in compliance with its constating law, have been obtained and all resolutions and/or by-laws have been adopted, authorized or, as the case may be, ratified in order to permit the closing of the investment of the Investor and execution of the Documentation, such that each agreement and related document becomes an enforceable undertaking which binds Richmont in accordance with its respective terms.

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2.1.4.

Richmont is a “reporting issuer” under and is in compliance in all material respects, with the requirements of the Securities Act (Québec) and the applicable securities laws of the provinces of British Columbia, Alberta, Ontario and Québec and is a “foreign private issuer” under the United States Securities Act of 1933 in compliance with the securities laws of the United States (all such securities laws being referred to collectively as the "Applicable Securities Laws"). The issuance of the Debenture and the Shares underlying the Debenture (the “Underlying Shares”) is not and will not be effected in violation of any provision of the Applicable Securities Laws and the regulations and policies of the exchanges on which its Shares are listed (the "Exchanges") and securities commission or other regulatory authorities who have jurisdiction over Richmont (the “Securities Regulators”). Richmont has no knowledge of any material default or violation by it of any requirement of the Applicable Securities Laws and of the regulations and policies of the Exchanges; in particular, to the knowledge of Richmont, there is no false or misleading information (as defined in Applicable Securities Laws) which could affect the value or the trading price of the Shares, in any document filed by Richmont with applicable regulatory authorities or with an Exchange or otherwise posted on SEDAR (the "Disclosure Documents"). All material changes (as defined in Applicable Securities Laws) relating to the Corporation have been disclosed in the Disclosure Documents.

2.1.5.

There has been no suspension or cease trade order on the Shares by the Securities Regulators and no proceeding to this effect has been commenced, is pending or, to Richmont's knowledge, is being contemplated by the Securities Regulators.

2.1.6.	The signature of the Documentation and the compliance with the terms and conditions contained therein by Richmont:

2.1.6.1.

were subject to all of the authorizations, approvals, exemptions and consents required by applicable law or by the agreements to which Richmont is a party and do not contravene any provision of the articles of incorporation, by-laws or resolutions of Richmont, or any provision of any material contract to which it is a party;

2.1.6.2.	do not and will not result in any material adverse effect with respect to the assets of the Corporation; and

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2.1.6.3.

do not and will not have the effect of (i) creating a default under any existing equity or debt financing agreement of the Corporation, or (ii) permitting the execution of a lien, hypothec, security or other guarantee against the assets of the Corporation.

2.1.7.

The Debenture has been duly authorized to be created and issued by the Corporation and the Corporation has taken all necessary steps to ensure that upon conversion of the Debenture, the Underlying Shares will be duly authorized and issued as fully paid and non-assessable Shares of the Corporation.

2.1.8.	The Corporation has obtained the TSX conditional approval with respect to the issuance of the Debenture and the Underlying Shares upon conversion thereof.

2.1.9.

All consents, approvals, permits, authorizations or filings as may be required under the Applicable Securities Laws necessary for the execution and delivery of this Agreement, the issuance and sale of the Debenture, and the consummation of the transactions contemplated hereby and thereby shall been made or obtained, as applicable, other than such consents, approvals, permits, authorizations or filings required to be completed after the closing of this Private Placement under the Applicable Securities Laws, including those set forth in Section 6.

2.1.10.	The Corporation is not aware of any pending or threatened litigation or any circumstance which may hinder in any material adverse manner whatsoever one or more of the transactions contemplated herein.

2.1.11.

Neither the Corporation nor its subsidiaries have committed an act of bankruptcy or sought protection from the creditors thereof before any court or pursuant to any legislation, proposed a compromise or arrangement to the creditors thereof generally, taken any proceeding with respect to a compromise or arrangement, taken any proceeding to be declared bankrupt or wound up, taken any proceeding to have a receiver appointed for any of the assets thereof, had any person holding any encumbrance, lien, charge, hypothec, pledge, mortgage, title retention agreement or other security interest or receiver take possession of any of the property thereof had an execution or distress become enforceable or levied upon any portion of the property thereof or had any petition for a receiving order in bankruptcy filed against it.

2.1.12.

All taxes (including income tax, capital tax, payroll taxes, employer health tax, workers’ compensation payments, property taxes, customs duties and land transfer taxes), duties, royalties, levies, imposts, assessments, deductions, charges or withholdings and all liabilities with respect thereto including any penalty and interest payable with respect thereto (collectively, “Taxes”) due and payable or required to be collected or withheld and remitted, by the Corporation or its subsidiaries have been paid, collected or withheld and remitted as applicable. All tax returns, declarations, remittances and filings required to be filed by the Corporation or its subsidiaries have been filed with all appropriate governmental authorities and all such returns, declarations, remittances and filings are complete and accurate and no fact or facts have been omitted therefrom which would make any of them misleading or result in an adverse material change to the Corporation and its subsidiaries, taken as a whole. Except as disclosed in Schedule 2.1.12, the Corporation is not aware of any examination of any tax return of the Corporation or its subsidiaries that is currently in progress and the Corporation is not aware of any issues or disputes outstanding with any governmental authority respecting any Taxes that have been paid, or may be payable, by the Corporation or its subsidiaries.

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2.1.13.

The Corporation validly holds all material licenses, permits, certificates, authorization certificates, authorizations, registrations, consents and other approvals (the "Permits") required to carry on its business in the normal course, where and as is presently carried on by it. Each Permit is valid and in force and the operations and assets of the Corporation are in compliance with the Permits. The Corporation has no reason to believe, after reasonable inquiry, that any Permit will be revoked, suspended, cancelled or amended or will not be renewed as it becomes due.

2.1.14.	The authorized share-capital of Richmont is comprised of an unlimited number of common shares.

2.1.15.	As of January 31, 2012 there are 33,225,463 issued and outstanding Shares.

2.1.16.

The transfer agent Computershare Trust Company of Canada, at its principal offices in the city of Montreal, Quebec (the “Transfer Agent”) has been duly appointed as transfer agent and registrar in respect of the Common Shares.

2.1.17.

Except as disclosed in Schedule 2.1.17, no option or any other right to purchase or redeem shares of the Corporation, or any security convertible into shares, has been authorized or is outstanding and there is no agreement providing for any issuance thereof.

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2.1.18.

There is not, in the constating documents, by-laws or in any debt instrument, material agreement, agreement, mortgage, indenture or other instrument or document to which the Corporation is a party, any restriction upon or impediment to, the declaration or payment of dividends by the directors of the Corporation or the payment of dividends by the Corporation to the holders of its Shares.

2.1.19.	To the knowledge of Richmont, there exists no shareholders agreement or other agreement or undertaking which governs, in any manner, the exercise of the voting rights attached to the Shares.

2.1.20.

There are no persons acting or purporting to act at the request or on behalf of the Corporation, that are entitled to any brokerage or finder’s fee in connection with the transactions contemplated by this Agreement.

2.1.21.

There is no person that is or will be entitled to the proceeds of this Private Placement under the terms of any debt instrument, material agreement, mortgage, indenture, contract, instrument, lease agreement (written or unwritten) or otherwise.

2.1.22.

The Corporation is not party to any agreement, nor is the Corporation aware of any agreement, which in any manner affects the voting control of any of the securities of the Corporation or its subsidiaries.

2.2.	As to the books and ledgers

2.2.1.

The corporate minute books and ledgers of Richmont present fairly, in all material respects, all decisions of Richmont's directors and shareholders and do not disclose any illegalities or irregularities. All transactions contemplated therein are in conformity with applicable laws in all material respects.

2.2.2.

The Corporation maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are completed in accordance with the general or a specific authorization of management of the Corporation; (ii) transactions are recorded as necessary to permit the preparation of consolidated financial statements for the Corporation in conformity with Canadian generally accepted accounting principles and to maintain asset accountability; (iii) access to assets of the Corporation and its subsidiaries is permitted only in accordance with the general or a specific authorization of management of the Corporation; and (iv) the recorded accountability for assets of the Corporation and any subsidiaries is compared with the existing assets of the Corporation and its subsidiaries at reasonable intervals and appropriate action is taken with respect to any differences therein.

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2.3.	As to the business

2.3.1.

Richmont, its operations, assets and the property it owns, leases or occupies or which is otherwise under its control are in material compliance with applicable laws, regulations, directives, policies, guidelines, orders, judgments, decisions, injunctions, decrees or norms governing the conduct of the business of the Corporation.

2.3.2.

Neither the Corporation nor its subsidiaries are a party to or bound or affected by any commitment, agreement or document containing any covenant which expressly limits the freedom of the Corporation, or its subsidiaries to compete in any line of business, transfer or move any of their respective assets or operations or which materially adversely affects the business practices, operations or condition of the Corporation and its subsidiaries, taken as a whole.

2.4.	As to the assets

2.4.1.

Richmont holds valid title to all of its assets. Such assets are free and clear of any claim, hypothec, or other encumbrance whatsoever and the use of same is not subject to any restriction, other than public utility servitudes or royalties thereon. All royalties material to Richmont have been disclosed by Richmont in publicly filed documents.

2.4.2.

Richmont holds either freehold title, mining leases, mining concessions, mining claims, options or participating interests or other conventional property or proprietary interests or rights, recognized in the jurisdiction in which a particular property is located (collectively, "Mining Rights"), in respect of the ore bodies, minerals and metals located in properties in which Richmont has an interest as described in Richmont’s public disclosure record under valid, subsisting and enforceable title documents or other recognized and enforceable agreements or instruments, sufficient to permit Richmont to explore the minerals relating thereto. Except as disclosed in Schedule 2.4.2, all property, options, leases or claims in which Richmont has an interest or right have been validly located and recorded in accordance in all material respects with all applicable laws and are valid and subsisting except where the failure to be so would not result in an material adverse effect. Except as disclosed in Schedule 2.4.2, Richmont has all necessary surface rights, access rights and other necessary rights and interests relating to the properties in which Richmont has an interest as described in the Disclosure Documents granting Richmont the right and ability to explore for minerals, ore and metals for development purposes as are appropriate in view of the rights and interest therein of Richmont, with only such exceptions as do not interfere with the use made by Richmont of the rights or interest so held, except in respect of matters that do not and will not result in any material adverse effect; and the proprietary interests or rights and the documents, agreements and instruments and obligations relating thereto referred to above is currently in good standing in the name of Richmont, as applicable, except in respect of matters that do not and will not result in any material adverse effect.

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2.4.3.

The list of properties and mining claims attached hereto as Schedule 2.4.3 represents all of the mining claims owned by Richmont (the "Mining Claims"). The Mining Claims are in good standing and, with respect to those Mining Claims located in the Province of Québec that have an expiry date prior to the date of this agreement or within 60 days after the date of this agreement, Richmont has filed with the Mining Recorder's Office in the Province of Québec the required work program, including payment of any applicable fees, and taken all required action to maintain the Mining Claims in good standing after such expiry date.

2.4.4.

To knowledge of Richmont, there is no adverse claim against, or challenge to, the ownership of or title to, the Corporation’s interest in the Mining Rights or the Mining Claims, including any claims by any aboriginal or First Nations groups.

2.4.5.

Without limiting the generality of paragraph 2.1.4, the Corporation is in material compliance with National Instrument 43-101 – Standards of Disclosure for Mineral Projects adopted by the Canadian securities administrators and Regulation 43-101 respecting standards of disclosure for mineral projects (collectively "NI 43-101") in connection with its properties and has prepared, filed and certified its technical reports in accordance with NI 43-101.

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2.5.	As to the financial situation

2.5.1.

The audited consolidated financial statements of Richmont for the financial year ended December 31, 2010 as well as the interim unaudited consolidated financial statements for the third quarter ended September 30, 2011 (the "Financial Statements") accurately present the financial position of the Corporation and have been prepared in accordance with Canadian generally accepted accounting principles, consistently applied in the same manner as prior financial years and International Financial Reporting Standards, as applicable.

2.6.	As to the contracts

2.6.1.

Richmont maintains adequate insurance with respect to the operation of its business, activities, its assets and its liabilities as well as that of its directors. Richmont has fulfilled its obligations in respect of each insurance policy to which it has subscribed. Richmont has duly sent to the insurers all notices required to be given in respect of the policies, relating to any change or circumstance which could increase the risk stipulated in the policies.

2.6.2.

The Corporation respects all material contracts to which it is a party and to the Corporation's knowledge all such contracts are valid, binding and enforceable. The Corporation is not in default or breach of any material contract, lease, agreement, undertaking or instrument to which it is a party.

2.6.3.	The Corporation has not received any notice of non-renewal or cancellation of any of its material contracts, leases, agreements, undertakings or instruments.

2.7.	Environmental situation

2.7.1.	Richmont, its operations, assets and property it owns, leases or occupies or which is otherwise under its control are in material compliance with applicable Environmental Laws, as defined below.

2.7.2.

The Corporation holds all the material permits required to conduct its business in accordance with Environmental Laws (the "Environmental Permits"). The Corporation has no knowledge of any actual grounds that would lead to a suspension, revocation, expiration, non-renewal or cancellation of any Environmental Permits.

2.7.3.

Except as disclosed in Schedule 2.7.3. to the knowledge of Richmont, Richmont is not currently the subject of an investigation or inspection by any federal, provincial or municipal environmental authority.

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2.7.4.

The Corporation has not received a notice of violation or a notice of corrective measures to be implemented or a warning or a written or verbal request for information with respect to an investigation or inspection by a federal, provincial, regional or municipal body concerning environmental matters to the extent such notices, warnings or requests would have a material adverse effect on the operations of Richmont.

2.7.5.

For the purposes hereof "Environmental Laws" means a law, by- law, decree, directive, guideline, order, judgment, policy, requirement of any administrative or judicial authority relating to the environment or the protection thereof.

2.8.	As to litigation

2.8.1.

To Richmont’s knowledge, except as disclosed in Schedule 2.8.1, there is no material actual or threatened litigation, including any class actions, against the Corporation or with respect to the assets of the Corporation which could result in a material adverse effect on the Corporation.

2.8.2.

No governmental proceedings are pending to which the Corporation or its subsidiaries are a party or to which their property is subject that would result individually or in the aggregate in any material adverse change in the operation, business or condition of the Corporation and its subsidiaries, taken as a whole, and no such proceedings have, to the knowledge of the Corporation, been threatened against or are contemplated with respect to the Corporation or its subsidiaries or their properties.

2.8.3.	Other than the proposed Act respecting the development of mineral resources in keeping with the principles of sustainable development (Bill 14), the Corporation is not aware of any pending or contemplated change to any applicable law or regulation or governmental position that would adversely affect the business of the Corporation and its subsidiaries, or the business or legal environment under which the Corporation or its subsidiaries operate.

2.8.4.	Richmont is not a party to any litigation for which a judgement or settlement remains unsatisfied.

2.9.	As to employees and service providers

2.9.1.

To the knowledge of the Corporation, the Corporation is in compliance with respect to all of the material reports it must complete and all of the assessments and contributions it is legally or contractually required to make as an employer.

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2.9.2.	The Corporation is not a party to any material labor conflict, grievance or dispute and, to the knowledge of the Corporation, none is threatened.

2.9.3.

All of the amounts owed or due to the employees of the Corporation as salary or severance pay at the date hereof including bonus, commissions, vacation pay or other types of remuneration due and payable as of the date hereof have been fully paid.

2.9.4.

No officer or key employee of Richmont has given notice that he (she) wishes to resign and Richmont has no knowledge of any information that any such officer or key employee could resign as result of the transactions contemplated herein or for any other reason.

2.10.	As to related party transactions

2.10.1.	No director or officer of Richmont has any material financial interest in a person or business which competes with Richmont.

2.10.2.

Richmont has no loan or account receivable or payable held or payable to any person who is not at arm’s length to it in accordance with applicable tax law except as disclosed in the notes to the Financial Statements.

3.	REPRESENTATIONS AND WARRANTIES

The Investor represents, warrants, covenants and acknowledges, as applicable, to the Corporation (and acknowledges that the Corporation is relying thereon for the purpose of the Private Placement) that as of the date hereof:

3.1.

The Investor is an individual who has attained the age of majority and is legally competent to execute this Agreement and take all actions, consummate all transactions and enter into all other agreements required or contemplated pursuant to this Agreement and, the execution, delivery and performance by the Investor of this Agreement.

3.2.	This Agreement has been duly executed and delivered by the Investor and constitutes a legal, valid and binding agreement of the Investor enforceable against the Investor in accordance with its terms.

3.3.

The execution and delivery of and performance by the Investor of this Agreement (i) do not (or would not with the giving of notice, the lapse of time, or both, or the happening of any other event or condition) result in a breach or a violation of, or conflict with, or allow any other person to exercise any rights under, any terms or provisions of any contracts or instruments to which the Investor is a party and (ii) will not result in the violation of any law.

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3.4.

The subscription for and the purchase of the Debenture by the Investor and the decision to subscribe for and purchase the Debenture and execute this Agreement has been based entirely upon this Agreement and information contained in the public record and that the Corporation has not provided any representation to the Investor other than as contained herein.

3.5.

The distribution of the Debenture pursuant to this Agreement has not been made through, or as a result of, and is not being accompanied by, (i) a general solicitation, (ii) any advertisements including articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or (iii) any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

3.6.

The Investor is acquiring the Debenture as principal for his own account and not as agent or for the benefit of any other person and is acquiring the Debenture for investment purposes only and not with a view to resale or distribution. The Investor is a resident of Ontario and is an "accredited investor", as such term is defined in National Instrument 45-106 – Prospectus and Registration Exemptions, and it has concurrently executed and delivered a Representation Letter in the form attached as Exhibit 1 hereto and specifically represents and warrants that one or more of the categories set forth in Appendix "A" attached thereto correctly, and in all respects, describes the Investor, and will describe the Investor at closing of the purchase and sale of the Debenture, and the Investor has so indicated by initialing the category in such Appendix "A" which so describes it.

3.7.	The Investor has been independently advised as to and is aware of the resale restrictions under Applicable Securities Laws with respect to the Debenture and the Underlying Shares.

3.8.

The Investor has obtained such legal and tax advice as it considers appropriate in connection with the offer, sale and issuance of the Debenture and the execution, delivery and performance by the Investor of this Agreement and the transactions contemplated by this Agreement. The Investor is not relying on the Corporation, its affiliates or counsel in this regard.

3.9.	None of the funds that the Investor is using to purchase the Debenture are to the knowledge of the Investor, proceeds obtained or derived, directly or indirectly, as a result of illegal activities.

3.10.

No person has made any oral or written representations to the Investor: (i) that any person will resell or repurchase the Debenture or any of the Underlying Shares, as the case may be; or (ii) as to the future value or price of any of the Shares, as the case may be.

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3.11.

The Investor is a sophisticated investor and has such knowledge of financial and business affairs as to be capable of evaluating the merits and risks of its investment and is able to bear the economic risk of loss of its investment.

3.12.	The Investor is not a non-resident of Canada for purposes of the Income Tax Act (Canada).

3.13.

The Investor is not a "U.S. Person" (as that term is defined in Regulation S promulgated under the U.S. Securities Act, which definition includes, but is not limited to, an individual resident in the United States) and is not acquiring, directly or indirectly, the Debenture for the account of or benefit of a U.S. Person in the United States.

3.14.	The Investor has not received, nor does it expect to receive any financial assistance from the Corporation, directly or indirectly, in respect of the Investor's purchase of the Debenture.

4.	ACKNOWLEDGEMENTS OF THE INVESTOR

The Investor hereby acknowledges and agrees that:

4.1.

The offer, sale and issuance of the Debenture is exempt from the prospectus and registration requirements of Applicable Securities Laws and, as a result: (i) the Investor will not receive information that would otherwise be required under Applicable Securities Laws or be contained in a prospectus prepared in accordance with Applicable Securities Laws, (ii) the Investor is restricted from using most of the protections, rights and remedies available under Applicable Securities Laws, including statutory rights of rescission or damages, and (iii) the Corporation is relieved from certain obligations that would otherwise apply under Applicable Securities Laws.

4.2.

No prospectus has been filed with any of the Regulatory Authorities and none of the Regulatory Authorities have made any finding or determination as to the merit for investment in, or made any recommendation or endorsement with respect to, the Debenture.

4.3.

The Debenture and Underlying Shares have not been and will not be registered under the U.S. Securities Act, or any state securities laws and the Debenture and Shares may not be offered or sold in the United States or to a U.S. person except in compliance with the requirements of an exemption from registration under the U.S. Securities Act and any applicable state securities laws.

4.4.	The Debenture is being offered for sale only on a "private placement" basis.

4.5.

The Debenture and any certificate representing the Underlying Shares (and any replacement certificate thereof issued prior to the expiration of the applicable hold periods) will bear the following legend in accordance with Applicable Securities Laws:

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"UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE JUNE 2, 2012."

4.6.

The certificate representing the Underlying Shares (and any replacement certificate issued prior to the expiration of the applicable hold periods) will bear a legend substantially in the form of the following legend as required by the TSX:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, PRIOR TO [INSERT DATE WHICH IS FOUR MONTHS FROM THE DATE OF ISSUANCE], THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT 'GOOD DELIVERY' IN SETTLEMENT OF TRANSACTIONS ON THE TSX."

4.7.

The certificate representing the Underlying Shares (and any replacement certificate issued prior to the applicable hold periods) will also bear a legend substantially in the form of the following legend in accordance with the Corporation’s Shareholder Rights Plan Agreement dated March 28, 2011:

"UNTIL THE SEPARATION TIME (DEFINED IN THE RIGHTS AGREEMENT REFERRED TO BELOW), THIS CERTIFICATE ALSO EVIDENCES THE RIGHTS OF THE HOLDER DESCRIBED IN A SHAREHOLDER RIGHTS PLAN AGREEMENT DATED AS OF MARCH 28, 2011 AS THE SAME MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME (THE "RIGHTS AGREEMENT"), BETWEEN RICHMONT MINES INC. (THE "COMPANY") AND COMPUTERSHARE INVESTOR SERVICES INC., THE TERMS OF WHICH ARE INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY. UNDER CERTAIN CIRCUMSTANCES SET OUT IN THE RIGHTS AGREEMENT, THE RIGHTS MAY EXPIRE, MAY BECOME NULL AND VOID OR MAY BECOME EXERCISABLE AND SHALL THEREAFTER BE EVIDENCED BY SEPARATE CERTIFICATES AND NO LONGER EVIDENCED BY THIS CERTIFICATE. THE COMPANY WILL MAIL OR ARRANGE FOR THE MAILING OF A COPY OF THE RIGHTS AGREEMENT TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE AS SOON AS PRACTICABLE AFTER THE RECEIPT OF A WRITTEN REQUEST THEREFOR."

4.8.

The Debenture and the Underlying Shares may not be sold in Canada or to Canadian residents unless, if applicable, the sale is made pursuant to an available exemption from the prospectus and registration requirements under the securities legislation in the Canadian purchaser’s province or territory of residence or the required "hold" period under Canadian securities legislation has expired.

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4.9.	The Private Placement is subject to regulatory consent from the TSX and NYSE Amex, and the listing of the Underlying Shares shall be subject to the approval of the TSX and NYSE Amex.

4.10.

The Corporation may complete additional financings in the future in order to develop the business of the Corporation and fund its ongoing development, and such future financings may have a dilutive effect on current securityholders of the Corporation, including the Investor.

4.11.	The Debenture is not transferable, in whole or in part, by the Investor.

5.	COVENANTS OF THE INVESTOR

5.1.

The Investor will comply with Applicable Securities Laws concerning the subscription, purchase, holding and resale restrictions of the Debenture and the Underlying Shares and will consult with its legal advisers with respect to complying with resale restrictions under Applicable Securities Laws with respect to the Debenture and the Underlying Shares.

5.2.

The Investor will execute, deliver, file and otherwise assist the Corporation in filing any reports, undertakings and other documents required under Applicable Securities Laws in connection with the offer, sale and issuance of the Debenture.

6.	COVENANTS OF THE CORPORATION

6.1.

The Corporation shall use its commercially reasonable efforts to remain a reporting issuer under Applicable Securities Laws in British Columbia, Alberta, Ontario and Québec, and not in default of any requirement of such Applicable Securities Laws for a period of at least 24 months after the date hereof, subject to the right of the Corporation and its subsidiaries to enter into any transaction involving a change of control, sale, merger, acquisition, business combination, amalgamation, reorganization, plan of arrangement or any similar transaction.

6.2.

As soon as reasonably possible after the date hereof, the Corporation shall execute and file with the Securities Regulators all forms, notices and certificates required to be filed pursuant to the Applicable Securities Laws in the time required by the Applicable Securities Laws.

6.3.

The Corporation shall, upon execution of this Agreement, apply to the NYSE AMEX for approval with respect to the issuance of the Debenture and the Underlying Shares by the Corporation and the subscription and purchase of the Debenture and the Underlying Shares as principal for its own account by the Investor.

7.	INDEMNIFICATION

7.1.	The Corporation agrees that the representations, warranties and covenants of the Corporation herein will be true and correct as of the Closing Date and will survive for a period of twenty-four (24) months following such Closing Date, except (i) in case of fraud, in which case no time limit shall be applicable, and (ii) with respect to the representations and warranties set out in Sections 2.1.1, 2.1.3, 2.1.6, 2.1.14 and 2.1.15 will continue to have full force and effect without any limitation of time. The Corporation agrees to indemnify and save harmless the Investor from and against any and all loss, liability, claim or damage arising out of or based upon any representation or warranty of the Corporation contained herein not being true and accurate in any material respect or any breach or failure by the Corporation to comply in any material respect with any covenant or agreement made by the Corporation herein.

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7.2.	The Investor agrees that the representations, warranties and covenants of the Investor herein will be true and correct as of the Closing Date and will survive such Closing Date without any limitation of time. The Investor agrees to indemnify and save harmless the Corporation from and against any and all loss, liability, claim or damage arising out of or based upon any representation or warranty of the Investor contained herein not being true and accurate in any material respect or any breach or failure by the Investor to comply in any material respect with any covenant or agreement made by the Investor herein or in any document furnished by the Investor to the Corporation in connection herewith.

8.	NOTICE

Any notice or other communication which must be given in accordance herewith shall be in writing and sent by facsimile or by messenger to the addresses set out hereunder or to the address or fax number set out in a written notice from one party to the other:

Fraser Buchan

Richmont Mines Inc.
161, Avenue Principale
Rouyn-Noranda, Québec J9X 4P6

To the attention of the President

Facsimile: (819) 797-0166

Any notice given as aforesaid shall be presumed to have been received on the date of its receipt by the addressee.

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9.	CONFIDENTIALITY

The Investor agrees that as long as such information is not part of the public domain or required to be disclosed in accordance with applicable law or court order or by order of a regulatory body, it will not disclose, publish or reveal in any manner whatsoever and to whomever, any information contained herein.

10.	INTERPRETATION

10.1.	The recitals and the schedules form an integral part of this agreement.

10.2.	No modification or amendments to this agreement shall be valid and binding unless set forth in writing and duly executed by all parties hereto and no waiver of any breach of any term or provision of this agreement shall be effective or binding unless made in writing and signed by the party purporting to give same and, unless otherwise provided, shall be limited to the specific breach waived.

10.3.	Any decision of a court to the effect that any of the provisions of this agreement are null and unenforceable shall in no way affect the other provisions of this agreement or their validity or enforceability.

10.4.	As the context requires, words importing the singular number include the plural, words importing the masculine gender include the feminine gender, and vice versa.

10.5.	The division of this Agreement into Sections and Subsections and the insertion of headings are for convenient reference only and are not to affect its interpretation.

10.6.	This Agreement becomes effective when executed by all parties to it. After that time, it will be binding upon and enure to the benefit of the parties and their respective successors, heirs, executors, administrators and legal representatives. This Agreement is not transferable or assignable by any party to it.

10.7.	This Agreement and the certificate representing the Debenture dated the date hereof and the other documents delivered in connection herewith or therewith constitute the full and entire understanding and agreement between the parties with respect to the transactions contemplated herein and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein. For greater certainty, upon execution of this Agreement, this Agreement shall supersede and replace the term sheet between the parties in its entirety.

10.8.	This Agreement including the Schedules may be executed in any number of counterparts (including counterparts by Facsimile or email in Portable Document Format ("PDF") and all such counterparts taken together will be deemed to constitute one and the same document.

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10.9.	The present agreement shall be interpreted and governed by the laws in force in the Province of Québec and the federal laws of Canada applicable therein. The parties hereby irrevocably accept the jurisdiction of the courts of Québec.

10.10.	This Agreement is written in English at the express request of the Parties. Ce contrat est rédigé en anglais à la demande expresse des parties.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement at the place and on the date referred to above.

(signed) Fraser Buchan
Fraser Buchan

RICHMONT MINES INC.

Per:	(signed) Martin Rivard	Per:	(signed) Nicole Veilleux
	Martin Rivard		Nicole Veilleux
	President and Chief Executive		Financial Director
Officer

UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THIS DEBENTURE MUST NOT TRADE THE DEBENTURE, OR ANY SECURITIES ISSUABLE ON THE CONVERSION OF THIS DEBENTURE, BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE DATE HEREOF.

THE COMMON SHARES UNDERLYING THIS DEBENTURE ARE LISTED ON THE TORONTO STOCK EXCHANGE (THE “TSX”); HOWEVER, PRIOR TO JUNE 2, 2012, THE SAID COMMON SHARES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT 'GOOD DELIVERY' IN SETTLEMENT OF TRANSACTIONS ON THE TSX.

THIS DEBENTURE IS NON-TRANSFERABLE. DO NOT DESTROY THIS CERTIFICATE.

RICHMONT MINES INC.

7.6% FIVE-YEAR CONVERTIBLE UNSECURED SUBORDINATED DEBENTURE

CAD $1,000,000	February 1, 2012

FOR VALUE RECEIVED Richmont Mines Inc. (the "Corporation") having its head office at 161, Avenue Principale, Rouyn-Noranda, Québec, J9X 4P6, hereby acknowledges itself indebted to and promises to pay to Fraser Buchan (the "Lender") the sum of CAD $1,000,000 plus all accrued interest in lawful money of Canada at the address of the Lender at or such other place in Canada as the Lender may designate. Subject to the terms of this Debenture, the unpaid principal amount of this Debenture together with all unpaid, accrued interest shall be repaid in full on February 1, 2017 (the "Maturity Date"), or such earlier date as the principal amount of the Debenture may become due and payable in accordance with the provisions of this Debenture.

ARTICLE 1
INTERPRETATION

Section 1.1	Defined Terms.

As used herein the following expressions shall have the following meanings:

"Business Day" means any day, other than Saturday, Sunday or a statutory holiday on which chartered banks in Montreal, Québec or Toronto, Ontario are not generally open for the transaction of business.

"Change of Control" means the occurrence of any of the following after the date hereof: (i) the acquisition by any Person or group of Persons acting jointly or in concert of more than fifty percent (50%) of the issued and outstanding Common Shares of the Corporation on a fully diluted basis (for the purposes hereof, "acting jointly or in concert" shall have the meaning ascribed thereto in Regulation 62-104 Respecting Take-Over Bids and Issuer Bids of the Canadian Securities Administrators; (ii) a consolidation, amalgamation, arrangement, take-over, reverse take-over or merger of the Corporation with or into any other corporation or other entity where the shareholders of the Corporation immediately prior to such transaction will not beneficially own, immediately after such transaction, shares entitling such shareholders to more than fifty percent (50%) of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors; (iii) the sale or disposition of all or substantially all of the assets of the Corporation; or (iv) any decision of the Corporation to wind-up, liquidate or dissolve.

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"Common Shares" means common shares in the capital of the Corporation.

"Conversion Date" has the meaning ascribed to such term in Section 3.2.

"Conversion Price" has the meaning ascribed to such term in Section 3.1(a).

"Corporation" has the meaning ascribed to such term on the cover page of this Debenture.

"Event of Default" has the meaning ascribed to such term in Section 7.1.

"Governmental Entity" means any: (i) multinational, federal, provincial, state, municipal, local or other governmental or public department, central bank, court, commission, board, bureau, regulatory agency or instrumentality, domestic or foreign; (ii) any subdivision or authority of any of the foregoing; or (iii) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the above.

"Interest Payment Date" has the meaning ascribed to such term in Section 2.1.

"Lender" has the meaning ascribed to such term on the cover page of this Debenture.

"Maturity Date" has the meaning ascribed to such term on the cover page of this Debenture.

"Person" means an individual, partnership, corporation, trust, unincorporated association, joint venture, governmental agency or other entity.

"Put Notice" has the meaning ascribed to such term in Section 4.11.

"Redemption Amount" has the meaning ascribed to such term in Section 4.8.

"Redemption Notice" has the meaning ascribed to such term in Section 4.8.

"Redemption Date" has the meaning specified in the Redemption Notice set forth in Appendix II attached hereto.

"Senior Indebtedness" means the principal of and premium, if any, and interest on and other amounts owing: in respect of all indebtedness of the Corporation (whether outstanding as at the date hereof or thereafter incurred), other than indebtedness evidenced by this Debenture and all other existing and future debentures or other instruments of the Corporation which, by the terms of the instrument creating or evidencing the indebtedness, is expressed to be pari passu with, or subordinate in right of payment to, this Debenture or other indebtedness ranking pari passu with this Debenture; and "Senior Indebtedness" shall in all events, include all of the obligations of each borrower, issuer, and/or guarantor under the Senior Indebtedness documentation;

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"Subscription Agreement" means the private placement subscription agreement dated February 1, 2012 between the Corporation and the Lender.

"TSX" means the Toronto Stock Exchange.

Section 1.2	Interpretation.

(a)

"This Debenture", "hereto", "hereby", "hereunder", "herein", and similar expressions refer to the whole of this Debenture and not to any particular Article, Section, paragraph, clause, subdivision or other portion hereof.

(b)	Words importing the singular number only include the plural and vice versa and words importing gender shall include all genders.

(c)	The division of this Debenture into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Debenture.

(d)	Time is of the essence hereof.

(e)	Where the word "including" or "includes" is used in this Debenture, it means "including (or includes) without limitation".

Section 1.3	Day Not a Business Day.

In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then, except as otherwise provided herein, such action shall be required to be taken on the next following day that is a Business Day.

Section 1.4	Currency.

All references to currency herein shall be to lawful money of Canada unless otherwise expressly specified.

Section 1.5	Governing Law.

This Debenture shall be governed by and interpreted and enforced in accordance with the laws of the Province of Québec and the federal laws of Canada applicable therein.

Section 1.6	Non-Transfer of Debenture.

This Debenture shall not be transferable by the Lender, in whole or in part except with the prior written consent of the Corporation.

ARTICLE 2
INTEREST

Section 2.1	Interest.

The principal hereof outstanding from time to time shall bear interest both before and after maturity, default and judgment from the date hereof to the date of repayment in full at 7.6% per annum, calculated, compounded and payable monthly, on the first day of each month following the issuance of this Debenture (each an "Interest Payment Date"), commencing on March 1, 2012 and ending on the Maturity Date.

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ARTICLE 3
CONVERSION OF DEBENTURE

Section 3.1	Conversion of Debenture into Common Shares.

(a)

Upon and subject to the provisions and conditions of this Article 3, the Lender shall have the right, at its option, at any time from the date hereof up until the Maturity Date, to convert all but not less than all of the principal amount owing under this Debenture, into fully paid and non-assessable Common Shares at a price of CAD$12.17 per Common Share (the "Conversion Price"). Notwithstanding anything to the contrary contained herein, upon the conversion of this Debenture, all accrued and unpaid interest owing thereon shall be payable in cash.

(b)	Fractional interests in Common Shares shall be adjusted for in the manner provided for herein.

Section 3.2	Manner of Exercise of Right to Convert to Common Shares.

The Lender may exercise its rights to convert, in accordance with the provisions of this Article 3, by sending to the Corporation a notice substantially in the form provided in Appendix I attached hereto. The effective date of delivery of such notice, as determined by Section 9.2, shall be the date of conversion (the "Conversion Date") for the purposes of this Section. Thereupon, the Lender shall be entitled to be entered in the books of the Corporation as at the Conversion Date as the holder of the number of Common Shares into which the principal amount of this Debenture pursuant to this Section is convertible in accordance with the provisions of this Article 3 and, within five (5) Business Days of receiving such notice, the Corporation shall deliver to the Lender a certificate or certificates for such Common Shares.

Section 3.3	Adjustments.

(a)

If and whenever the Corporation shall (i) subdivide or redivide the outstanding Common Shares into a greater number of Common Shares; (ii) reduce, combine or consolidate the outstanding Common Shares into a smaller number of Common Shares; (iii) issue any Common Shares to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend, the number of Common Shares which may be acquired pursuant to Section 3.1(a) on the effective date of such subdivision, redivision, reduction, combination or consolidation or on the record date for such issue of Common Shares by way of a stock dividend, as the case may be, shall be increased, in the case of the events referred to in (i) and (iii) above, in the proportion which the number of Common Shares outstanding before such subdivision, redivision or dividend bears to the number of Common Shares outstanding after such subdivision, redivision or dividend, or shall be decreased, in the case of the events referred to in (ii) above, in the proportion which the number of Common Shares outstanding before such reduction, combination, or consolidation bears to the number of Common Shares outstanding after such reduction, combination or consolidation. Any such issue of Common Shares by way of a stock dividend shall be deemed to have been made on the record date fixed for such stock dividend for the purpose of calculating the number of outstanding Common Shares under this Section 3.3(a) or Section 3.3(b).

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(b)

In the case of any reclassification of, or other change in, the outstanding Common Shares through mergers, acquisitions, business combination, amalgamations, reorganizations, plan of arrangements and other than a subdivision, redivision, reduction, combination consolidation, or issuance by way of stock dividend, the Lender shall be entitled to receive upon conversion pursuant to Section 3.1(a), and shall accept in lieu of the number of Common Shares to which it was theretofore entitled upon such conversion, the kind and amount of shares and other securities or property which such Lender would have been entitled to receive as a result of such reclassification if, on the effective date thereof, it had been the registered holder of the number of Common Shares to which it was theretofore entitled upon conversion. If necessary, appropriate adjustments shall be made in the application of the provisions set forth in this Article 3 with respect to the rights and interests thereafter of the Lender to the end that the provisions set forth in this Article 3 shall thereafter correspondingly be made applicable as nearly as may be possible in relation to any shares or other securities or property thereafter deliverable upon the conversion of this Debenture.

(c)

If and whenever the Corporation shall issue or distribute to all or substantially all the holders of Common Shares (i) shares of the Corporation of any class other than Common Shares; (ii) rights, options or warrants; (iii) evidences of indebtedness; or (iv) any other assets and if such issuance or distribution does not result in an adjustment as provided for in Section 3.3(a) or Section 3.3(b), the Conversion Price at which the Lender shall have the right to convert the principal amount of this Debenture into Common Shares pursuant to Section 3.1(a) shall be adjusted effective immediately after the record date at which the holders of Common Shares are determined for purposes of any distribution as aforesaid in such manner as the directors of the Corporation, acting reasonably, determine to be appropriate on a basis consistent with this Section 3.3, subject to the prior approval of the TSX.

(d)

If, at any time, the Lender exercises its conversion rights after the record date and before the occurrence of an event, for which this Section 3.3 requires that an adjustment shall become effective immediately after the record date for such event, the Corporation may defer issuing to the Lender the additional Common Shares issuable upon such conversion, by reason of the adjustment required by such event, until the occurrence of such event. In the event of such an adjustment, the Corporation shall deliver to the Lender an appropriate instrument evidencing the Lender's right to receive such additional Common Shares upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such additional Common Shares declared in favour of Common Shareholders on and after the Conversion Date or such later date as such holder would, but for the provisions of this Section 3.3, have become the holder of record of such additional Common Shares.

(e)

If any question arises with respect to the adjustments provided for in this Section 3.3, such question shall be conclusively determined, subject to the prior approval of the TSX, by a firm of chartered accountants appointed by the Corporation, acting reasonably. Such chartered accountants shall have for such purposes access to all necessary records of the Corporation and such determination shall be binding upon the Corporation and the Lender.

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(f)

Notwithstanding anything to the contrary contained in this Article 3, no adjustment shall be made in the conversion rights attached to the Debenture if the issue of Common Shares is being made pursuant to this Debenture, pursuant to any stock option, stock option plan or stock purchase plan in force from time to time for officers or employees of the Corporation, or pursuant to any stock option granted by the Corporation prior to the date of this Debenture.

(g)	The form of this Debenture need not be changed because of any adjustment in the Conversion Price or in the number of Common Shares issuable upon its conversion.

(h)	Adjustments to the Conversion Price or the number of Common Shares convertible into pursuant to this Debenture may be subject to the prior approval of the TSX.

Section 3.4	No Requirement to Issue Fractional Shares.

The Corporation shall not be required to issue fractional Common Shares upon the conversion of this Debenture. If any fractional interest in a Common Share would, except for the provisions of this Article 3, be deliverable upon the conversion of the principal amount of this Debenture, the Corporation shall, in lieu of delivering any certificate representing such fractional interest, satisfy such fractional interest by paying to the Lender an amount in cash equal to such fraction multiplied by the Conversion Price (as may be adjusted pursuant to Section 3.3).

Section 3.5	Certificate as to Adjustment.

The Corporation shall from time to time immediately after the occurrence of any event which requires an adjustment or re-adjustment as provided in Section 3.3, deliver a notice to the Lender specifying the nature of the event requiring the same and the amount of the adjustment necessitated thereby and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based, which notice and the amount of the adjustment specified therein shall be verified by an opinion of a firm of chartered accountants appointed by the Corporation, acting reasonably, and, when approved by the Corporation, shall be conclusive and binding on all parties.

Section 3.6	Notice of Special Matters.

The Corporation shall give notice to the Lender, in the manner provided in Article 9, of its intention to fix a record date for any event mentioned in Section 3.3 which may give rise to an adjustment in the number of Common Shares which may be acquired pursuant to Section 3.1, and, in each case, such notice shall specify the particulars of such event and the record date and the effective date for such event; provided that the Corporation shall only be required to specify in such notice such particulars of such event as shall have been fixed and determined on the date on which such notice is given. Such notice shall be given not less than 14 days prior to such applicable record date.

Section 3.7	Rights of the Lender.

The Lender shall have no rights whatsoever as a shareholder with respect to any of the Common Shares issuable to it upon the conversion of this Debenture (including any right to receive dividends or other distributions therefrom or thereon or to vote at a general meeting of the shareholders of the Corporation) unless and until it exercises the right of conversion contemplated in this Article 3 and, in such event, the right of the Lender in respect of the Common Shares issued to it upon the conversion of this Debenture shall only accrue as and from the date of the conversion as set forth in Section 3.2.

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ARTICLE 4
REPAYMENT AND REDEMPTION

Section 4.1	Repayment of the Principal Amount.

Subject to the provisions of this Debenture, the principal amount outstanding under this Debenture, together with all accrued and unpaid interest thereon shall be repaid to the Lender in full on the Maturity Date.

Section 4.2	Optional Redemption by Corporation.

At any time after the earlier of (1) the occurrence of a Change of Control, and (2) February 1, 2014, the Corporation shall have the right, at its option, to redeem the entire principal amount outstanding under the Debenture, together with all accrued and unpaid interest thereon by providing not less than twenty-one (21) days prior written notice to the Lender as provided for in Section 4.8 hereof.

Section 4.3	Restriction on Early Redemption

The Corporation shall be restricted from repaying or redeeming the principal amount outstanding hereunder except as explicitly permitted hereunder, as required hereunder, or with the written consent of the Lender.

Section 4.4	Method of Payment.

All payments hereunder to the Lender shall be made in Canadian dollars on the date when due by certified cheque or wire transfer of immediately available funds directly to the account(s) as may be specified to the Corporation, from time to time, by written notice from the Lender.

Section 4.5	Payments by the Corporation.

Any payment by the Corporation on account of any amount due and payable by it hereunder, whether on account of principal, fees, costs and expenses or otherwise, shall be made by the Corporation to the Lender and no such payment by the Corporation shall be effective until such time as it is so received by the Lender. All payments to be made by the Corporation to the Lender shall be in immediately available funds and received by the Lender no later than 5:00 p.m. (Montreal time) on the date of payment in order to obtain same day credit. Any such payment so received after such time on such date shall be deemed to have been paid on, and shall be credited on the next following Business Day.

Section 4.6	Net Payments.

All payments made by the Corporation hereunder shall be made without setoff, counterclaim or other defence, except as may be required by applicable law.

Section 4.7	Places of Payment.

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The Redemption Amount will be payable upon presentation and surrender of the Debenture called for redemption to the Corporation.

Section 4.8	Notice of Redemption.

Notice of redemption of the Debenture pursuant to Section 4.2 (the "Redemption Notice") shall be given by the Corporation to the Lender substantially in the form set forth in Appendix II hereof. The Redemption Notice shall specify the aggregate principal amount of Debenture called for redemption (the "Redemption Amount"), the Redemption Date, the manner of payment and any right of the Lender to convert such Debenture as provided in Article 3 and shall state that interest upon the principal amount of Debenture called for redemption shall cease to be payable from and after the Redemption Date.

Section 4.9	Debenture Due on Redemption Date.

Upon the Redemption Notice being given in accordance with Section 4.8, the Redemption Amount shall be and become due and payable on the Redemption Date specified in such Redemption Notice and with the same effect as if it were the Maturity Date of such Debenture, the provisions hereof or of any such Debenture notwithstanding (subject, however, to the right of the Lender to convert this Debenture in accordance with Article 3), and, from and after such Redemption Date, interest shall cease, unless payment of the Redemption Amount shall not be made on presentation for surrender of such Debenture as specified in Section 4.7 on or after the Redemption Date.

Section 4.10	Payment of Redemption Amount in Cash or Common Shares.

Upon the Debenture being called for redemption as provided for in Section 4.8, the Corporation shall pay to the Lender, upon surrender of the Debenture as specified in the Redemption Notice, the Redemption Amount thereof. The Lender may elect payment in cash or payment in Common Shares.

Section 4.11	Redemption at Lender's Option.

At any time after the earlier of (1) the occurrence of a Change of Control, and (2) August 1, 2013, the Lender shall have the right, at its option, to require the Corporation redeem the entire principal amount outstanding under this Debenture at a redemption price equal to the outstanding principal amount of this Debenture plus any accrued and unpaid interest thereon to but excluding the date fixed for redemption. To exercise such right, the Lender must provide a notice in writing (the "Put Notice") to the Corporation that it requires the Corporation redeem this Debenture in full at least twenty-one (21) days prior to the date fixed for redemption. Any payment due by the Corporation to the Lender hereunder shall be, upon presentation and surrender of the Debenture to the Corporation, made by certified cheque or wire transfer of immediately available funds directly to the account(s) as may be specified by the Lender to the Corporation in the Put Notice.

ARTICLE 5
SUBORDINATION TO SENIOR INDEBTEDNESS OF THE CORPORATION

Section 5.1	Agreement to Subordinate.

The Corporation agrees, and the Lender by accepting this Debenture agrees, that the indebtedness, liabilities and obligations evidenced by this Debenture (including the principal amount and any accrued interest thereon) is subordinate in right of payment, to the extent and in the manner provided in this Article 5, to the prior payment in full of all existing and future Senior Indebtedness of the Corporation.

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Section 5.2	Order of Payment.

Upon any distribution of the assets of the Corporation upon any dissolution, winding up, total liquidation or reorganization of the Corporation (whether in bankruptcy, insolvency or receivership proceedings, or upon an "assignment for the benefit of creditors" or any other marshalling of the assets and liabilities of the Corporation, or otherwise):

(a)

all Senior Indebtedness shall first be paid indefeasibly in full, or provision made for such payment, before any payment is made on account of the principal of or interest on the indebtedness evidenced by this Debenture;

(b)

any payment or distribution of assets of the Corporation, whether in cash, property or securities, to which the Lender would be entitled, except for the provisions of this Article 5, shall be paid or delivered by the trustee in bankruptcy, receiver, assignee for the benefit of creditors, or other liquidating agent making such payment or distribution, directly to the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness may have been issued, to the extent necessary to pay all Senior Indebtedness in full after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Senior Indebtedness; and

(c)

the holders of Senior Indebtedness or a receiver or a receiver-manager of the Corporation or of all or part of its assets or any other enforcement agent may sell, mortgage, or otherwise dispose of the Corporation assets in whole or in part, free and clear of all indebtedness, liabilities and obligations of the Corporation under this Debenture and without the approval of the Lender.

Section 5.3	No Payments if Default under Senior Indebtedness.

Upon the maturity of any Senior Indebtedness by lapse of time, acceleration or otherwise, or any enforcement of any Senior Indebtedness, all principal of and interest on all such matured Senior Indebtedness shall first be paid in full, or shall first have been duly provided for, before any payment is made on account of principal of or interest on this Debenture.

In case of default with respect to any Senior Indebtedness permitting the Lender to accelerate the maturity thereof, unless and until such default shall have been cured or waived or shall have ceased to exist, no payment (by purchase of this Debenture or otherwise) shall be made by the Corporation with respect to the principal of or interest on this Debenture and the Lender shall not be entitled to demand, accelerate, institute proceedings for the collection of, or receive any payment or benefit (including without limitation by set-off, combination of accounts or otherwise in any manner whatsoever) on account of this Debenture after the happening of such a default, and unless and until such default shall have been cured or waived or shall have ceased to exist, such payments shall be held in trust for the benefit of, and, if and when such Senior Indebtedness shall have become due and payable, shall be paid over to, the holders of the Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing an amount of the Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; provided, however, that the foregoing shall in no way prohibit, restrict or prevent the Lender from taking such actions as may be necessary to preserve claims of the Lender under this Debenture in any bankruptcy, reorganization or insolvency proceeding (including, without limitation, the filing of proofs of claim in any such bankruptcy, reorganization or insolvency proceedings by or against the Corporation or its subsidiaries and exercising its rights to vote as an unsecured creditor under any such bankruptcy, reorganization or insolvency proceedings commenced by or against the Corporation or its subsidiaries).

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The fact that any payment hereunder is prohibited by this Section 5.3 shall not prevent (i) the failure to make such payment from being an Event of Default hereunder and (ii) the conversion of the Debentures pursuant to Article 3.

Section 5.4	Cooperation.

The Lender hereby agrees to execute (by manual or facsimile signature) and deliver all such documents, contracts, letters, agreements, instruments, receipts or other writings that may be required to carry out, comply with and effectuate the purposes of this Article 5.

Section 5.5	Additional Indebtedness.

This Debenture does not restrict the Corporation from incurring additional indebtedness for borrowed money or otherwise or mortgaging, pledging or charging its real (immoveable) or personal (moveable) property or properties to secure any indebtedness or other financing.

ARTICLE 6
COVENANTS

Section 6.1	Positive Covenants.

The Corporation hereby covenants and agrees with the Lender that so long as this Debenture remains outstanding as follows:

(a)	Use of Proceeds. The Corporation and its subsidiaries shall use the aggregate principal amount for general working capital purposes, in accordance with its business plan;

(b)

Payment of Principal and Interest. The Corporation shall punctually pay or cause to be paid to the Lender the principal of and interest on this Debenture as and when the same become due and payable hereunder;

(c)

Corporate Existence. The Corporation and its material subsidiaries will preserve and maintain their corporate existence, subject to the right of the Corporation and its subsidiaries to enter into any transaction involving a change of control, sale, merger, acquisition, business combination, amalgamation, reorganization, plan of arrangement or any similar transaction;

(d)

Carry on Business. The Corporation and its material subsidiaries will, in all material respects, carry on and conduct the business of mining so as to reasonably preserve and protect the business and income therefrom;

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(e)

Reservation of Shares. The Corporation shall, so long as this Debenture remains outstanding, reserve and there shall remain unissued out of its authorized capital, a sufficient number of Common Shares to satisfy the right of conversion herein provided for and when issued and delivered as directed, such Common Shares shall be issued as fully paid and non-assessable Common Shares that are non-encumbered, approved for listing on the TSX and NYSE AMEX and freely tradable subject to applicable securities law restrictions for "control persons";

(f)	Compliance with Laws. The Corporation and its material subsidiaries will comply in all material respects with the requirements of all applicable laws, judgments, orders, decisions and awards;

(g)	Expenses. All reasonable legal and accounting expenses and other related costs incurred by the Lender in connection with the enforcement of in this Debenture shall be paid by the Corporation;

(h)

Maintain Insurance. The Corporation and its material subsidiaries will use commercially reasonable efforts to maintain adequate insurance coverage with respect to the operation of their business and with respect to director liability;

(i)	Notification of Default. The Corporation shall notify the Lender in writing immediately upon becoming aware of an Event of Default hereunder; and

(j)	Other Information. The Corporation will send to the Lender copies of all financial statements and other material furnished to the holders of Common Shares.

Section 6.2	Negative Covenants

So long as any amount owing under the Debenture remains unpaid, none of the Corporation not its material subsidiaries shall, without the prior written consent of the Lender:

(a)	Change in Nature of Business. Make any material change in the nature of its business as carried on by it at the date hereof;

(b)

Winding-Up etc. Commence proceedings for the winding-up, dissolution or liquidation of the Corporation, subject to the right of the Corporation and its subsidiaries to enter into any transaction involving a change of control, sale, merger, acquisition, business combination, amalgamation, reorganization, plan of arrangement or any similar transaction; and

(c)

Amendment to Articles and By-laws. Take any action to approve an amendment to the articles of incorporation of the Corporation or any of its subsidiaries or any action to adopt, amend or repeal any by-laws of the Corporation or any of its subsidiaries in a manner which could be reasonably considered to materially adversely affect or impair the rights and benefits of the Lender pursuant to this Debenture.

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ARTICLE 7
EVENTS OF DEFAULT AND REMEDIES

Section 7.1	Events of Default.

The occurrence of any of the following events shall constitute an "Event of Default" under this Debenture:

(a)

if default occurs in payment when due of any principal, interest or other amounts payable under this Debenture and such default is not remedied within two (2) Business Days following delivery of written notice to the Corporation to this effect;

(b)

if default occurs in performance of any other covenant of the Corporation and its subsidiaries in favour of the Lender under this Debenture and, if such default is capable of being remedied, and still remains unremedied for a period of thirty (30) days following receipt by the Corporation from the Lender of a written notice specifying in reasonable detail the default in question;

(c)

if the Corporation and/or its material subsidiaries commits an act of bankruptcy or becomes insolvent within the meaning of any bankruptcy or insolvency legislation applicable to it or a petition, an arrangement, a proposal or a notice of intention in respect of the Corporation or its material subsidiaries is filed or a receiver, trustee, custodian or other similar official is appointed or an or an application is made for the appointment of a receiver or the Corporation and its material subsidiaries or a creditor of the Corporation and its material subsidiaries makes an application in respect of the Corporation and its material subsidiaries pursuant to the Companies' Creditors Arrangement Act or a winding up order is granted;

(d)

if any act, matter or thing is done toward, or any action or proceeding is launched or taken to terminate the corporate existence of the Corporation or any of its material subsidiaries, whether by winding-up, surrender of charter or otherwise, subject to the right of the Corporation and its subsidiaries to enter into any transaction involving a change of control, sale, merger, acquisition, business combination, amalgamation, reorganization, plan of arrangement or any similar transaction;

(e)	if the Corporation or any of its material subsidiaries ceases to carry on its business;

(f)

if any receiver, administrator or manager of the property, assets or undertaking of the Corporation and its material subsidiaries or a substantial part thereof is appointed pursuant to the terms of any trust deed, trust Debenture, debenture or similar instrument  or by or under any judgment or order of any court.

(g)	if the Corporation or any of its material subsidiaries fails to pay or perform its obligations generally as they become due or admits its inability to pay its debts generally;

(h)

if any of the representations and warranties agreed upon in the subscription agreement dated the date hereof among the Corporation and the Lender are untrue in any material respect and such inaccuracy continues for 30 days after the Corporation becomes aware of such inaccuracy; or

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(i)	if any of the Corporation or its subsidiaries defaults on any Senior Indebtedness resulting in the holder of such Senior Indebtedness to be entitled to accelerate payment of same.

Section 7.2	Remedy.

Whenever an Event of Default has occurred and is continuing, then the Lender may declare the whole of the principal amount of this Debenture and all accrued unpaid interest thereon to be immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are expressly waived by the Corporation.

ARTICLE 8
LEGEND

Section 8.1	Legend.

Any certificate representing Common Shares issued upon exercise of the Debenture prior to the date which is four months and one day after the date hereof will bear the following legend:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, PRIOR TO JUNE 2, 2012, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT ‘GOOD DELIVERY’ IN SETTLEMENT OF TRANSACTIONS ON THE TSX.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE JUNE 2, 2012."

ARTICLE 9
GENERAL

Section 9.1	Waiver.

No act or omission by the Lender in any manner whatsoever shall extend to or be taken to affect any provision hereof or any subsequent breach or default or the rights resulting therefrom save only express waiver in writing. A waiver of default shall not extend to, or be taken in any manner whatsoever to affect the rights of the Lender with respect to, any subsequent default, whether similar or not.

Section 9.2	Notices.

Any notice, direction or other communication to be given under this Debenture shall be in writing and given by delivering it or sending it by facsimile or other similar form of recorded communication addressed:

to the Lender at:

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	Attention:	Fraser Buchan
Fax:

With copy to (which shall not constitute notice) Cassels Brock Blackwell LLP	Attention:	Cameron Mingay
	Fax:	416-640-3163

to the Corporation at:	161, Avenue Principale
Rouyn-Noranda, Québec, J9X 4P6

	Attention:	President
	Fax:	(819) 797-0166

with a copy to:	Stikeman Elliott LLP
1155 René-Lévesque West, Floor 40
Montreal, Québec, H3B 3V2

	Attention:	Sidney Horn and Maxime Turcotte
	Fax:	(514) 397-3222

Any such communication shall be deemed to have been validly and effectively given (i) if personally delivered, on the date of such delivery if such date is a Business Day and such delivery was made prior to 5:00 p.m. (Montreal time) and otherwise on the next Business Day, or (ii) if transmitted by facsimile or similar means of recorded communication on the Business Day following the date of transmission. Any Party may change its address for service from time to time by notice given in accordance with the foregoing and any subsequent notice shall be sent to such Party at its changed address.

Section 9.3	Invalidity of any Provisions.

Any provision of this Debenture which is prohibited by the laws of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition without invalidating the remaining terms and provisions hereof.

Section 9.4	Successors and Assigns, etc.

This Debenture may be assigned by the Lender with the consent of the Corporation. This Debenture and all its provisions shall enure to the benefit of the Lender, its successors and assigns and shall be binding upon the Corporation, its successors and assigns. The Lender is the person entitled to receive the money payable hereunder and to give a discharge hereof. Presentment, notice of dishonour, protest and notice of protest hereof are hereby waived.

Section 9.5	Enurement.

This Debenture and all its provisions shall enure to the benefit of the Lender and shall be binding upon the Corporation, its successors and assigns.

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Section 9.6	Amendments.

This Debenture may only be amended by a written agreement signed by the Corporation and the Lender.

Section 9.7	Further Assurances.

Each of the parties shall promptly do such further acts and execute such documents as any other party may reasonably require from time to time for the purpose of giving effect to this Debenture and shall use all reasonable efforts and take all such steps as may be reasonably within its power to implement to their full extent, in good faith, the provisions of this Debenture.

Section 9.8	Language.

The parties hereto acknowledge that they have required that the present Debenture, as well as all documents, notices and legal proceedings executed, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English. Les parties reconnaissent avoir exigé la rédaction en anglais de la présente débenture, ainsi que de tous documents, avis et procédures judiciaires exécutés, donnés ou intentés, directement ou indirectement, à la suite de ou relativement à la présente convention.

[Signature page follows]

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IN WITNESS WHEREOF the Corporation has caused this Debenture to be signed by its duly authorized officer.

RICHMONT MINES INC.

By:	(signed) Martin Rivard
	Name:	Martin Rivard
	Title:	President and Chief Executive Officer

By:	(signed) Nicole Veilleux
	Name:	Nicole Veilleux
	Title:	Financial Director

APPENDIX I
FORM OF CONVERSION NOTICE

TO:	Richmont Mines Inc.
161, Rue Principal
Rouyn-Noranda, Québec, J9X 4P6
Attention: •

Note:	All capitalized terms used herein have the meaning ascribed thereto in the Debenture mentioned below, unless otherwise indicated.

Notice is hereby given pursuant to Section 3.2 of the Debenture dated as of February 1, 2012 (the "Debenture") of Richmont Mines Inc. (the "Corporation") that the undersigned registered holder of a 7.6% Five-Year Convertible Unsecured Subordinated Debenture due February 1, 2017 in the principal amount of $1 million irrevocably elects to convert the entire principal amount of such Debenture into Common Shares on the date of conversion specified below, in accordance with the terms of the Debenture and directs that the Common Shares issuable and deliverable upon such conversion be issued and delivered to the Person indicated below. (If Common Shares are to be issued in the name of a Person other than the Lender, all requisite transfer taxes must be tendered by the undersigned.)

Dated:
Fraser Buchan

Date of conversion: • (which date shall not be earlier than the date of delivery or receipt by the Corporation of this notice and the Debenture and shall not be later than the close of business on the Business Day immediately preceding the Maturity Date, or the Redemption Date, as the case may be.

(Print name in which Common Shares are to be issued, delivered and registered)

Name:

(Address, City, Province and Postal Code)

Name of guarantor:

Authorized signature:

Note: If Common Shares are to be issued in the name of a Person other than the Lender, the signature must be guaranteed by an authorized officer of a Canadian chartered bank or of a major Canadian trust corporation or by a medallion signature guarantee from a member of a recognized medallion signature guarantee program.

(Signature of the Lender)

APPENDIX II
FORM OF REDEMPTION NOTICE

RICHMONT MINES INC.

7.6% FIVE YEAR CONVERTIBLE UNSECURED SUBORDINATED DEBENTURE DUE FEBRUARY 1, 2017

REDEMPTION NOTICE

To:	Fraser Buchan, as holder of the 7.6% Convertible Unsecured Subordinated Debenture due February 1, 2017 (the "Debenture") of Richmont Mines Inc. (the "Corporation")

Note:	All capitalized terms used herein have the meaning ascribed thereto in the Debenture mentioned below, unless otherwise indicated.

Notice is hereby given pursuant to Section 4.8 of the Debenture dated as of February 1, 2012 (the "Debenture") of the Corporation, that the entire principal amount of Debenture outstanding will be redeemed as of • (the "Redemption Date"), upon payment of a redemption amount of CAD$•, being equal to the aggregate of (i) CAD$• and (ii) all accrued and unpaid interest thereon to but excluding the Redemption Date (collectively, the "Redemption Amount").

The Redemption Amount will be payable upon presentation and surrender of the Debenture to the Corporation.

The interest upon the principal amount of Debenture called for redemption shall cease to be payable from and after the Redemption Date, unless payment of the Redemption Amount shall not be made on presentation for surrender of such Debenture to the Corporation on or after the Redemption Date or prior to the setting aside of the Redemption Amount pursuant to the Debenture.

The Lender is reminded that it has the right to convert its Debenture pursuant to Article 3 of the Debenture prior to the close of business on the Business Day immediately preceding the Redemption Date by duly completing the Conversion Notice and delivering same to the Corporation in accordance with the provisions of the Debenture together with this Debenture.

No fractional Common Shares shall be delivered upon the exercise by the Corporation of the above-mentioned redemption right but, in lieu thereof, if such a fraction shall become owing, the Corporation shall pay the cash equivalent thereof determined on the basis of the Conversion Price per Common Share (as may be adjusted pursuant to Section 3.3).

DATED:

RICHMONT MINES INC.

By:
(Authorized Officer)
By:

(Authorized Officer)

SUBSCRIPTION AGREEMENT

ENTERED INTO IN MONTREAL (QUÉBEC) AS OF FEBRUARY 1, 2012

AMONG:	JENNIFER BUCHAN, an individual residing in the city of Toronto, Ontario, Canada;

(hereinafter referred to as the "Investor")

AND:	RICHMONT MINES INC., a Corporation duly incorporated under the laws of the Province of Québec, having its head office at 161, Avenue Principale, Rouyn-Noranda, Québec, J9X 4P6, acting through and represented by Martin Rivard, its President and by Nicole Veilleux, its Chief Financial Officer, duly authorized for the purposes hereof as they so declare;

(hereinafter referred to as "Richmont" or the "Corporation")

WHEREAS the Investor wishes to subscribe for and purchase a debenture for a total consideration of $1,000,000 (the "Private Placement");

THEREFORE, THE PARTIES MUTUALLY AGREE AS FOLLOWS:

1.	SUBSCRIPTION

1.1.

The Investor hereby irrevocably subscribes for and agrees to purchase, as principal for its own account, a five (5) year 7.6% interest-bearing convertible unsecured subordinated debenture of the Corporation (the "Debenture"), such Debenture being convertible into common shares of the Corporation (the "Shares") at a conversion price of $12.17 per Share, for a total subscription price of $1,000,000.

1.2.

The Corporation accepts the Investor's subscription and agrees to issue and sell the Debenture for the consideration specified therein, which consideration is payable on the date hereof (the "Closing Date") by wire transfer of immediately available funds to an account identified by the Corporation or by certified cheque made payable to the Corporation.

1.3.	The Corporation acknowledges having received, as of the date hereof, payment of $1,000,000 from the Investor in total and final payment of the consideration for the issuance and sale of the Debenture.

2.	REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

The Corporation represents and warrants as of the date hereof to the Investor that which is indicated below. The term "knowledge" or references to the "knowledge of the Corporation" or "Richmont’s knowledge" means the actual knowledge, after reasonable inquiry of Martin Rivard and Nicole Veilleux.

2.1.	As to the Corporation

2.1.1.

The Corporation and its subsidiaries have been duly incorporated and are validly existing under the laws of their respective jurisdictions of existence, have all requisite corporate power and authority and are duly qualified and possess all material certificates, authority, permits and licences issued by the appropriate provincial, municipal, federal regulatory agencies or bodies necessary (and has not received or is not aware of any adverse modification or revocation to such licences, authority, certificates or permits) to carry on their businesses as now conducted and to own their properties and assets and the Corporation has all requisite corporate power and authority to carry out its obligations under this Agreement.

2.1.2.

The Corporation has no material subsidiaries other than as listed in its annual information form dated March 24, 2011 and the Corporation beneficially owns, directly or indirectly, all of the issued and outstanding shares in the capital of the subsidiaries, free and clear of all liens, charges, pledges, security interests, encumbrances, claims or demands of any kind whatsoever, all of such shares have been duly authorized and validly issued and are outstanding as fully paid and non-assessable shares and no person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement or option, for the purchase from the Corporation of any interest in any of such shares or for the issue or allotment of any unissued shares in the capital of the subsidiaries or any other security convertible into or exchangeable for any such shares.

2.1.3.

Richmont has the capacity and necessary corporate powers to execute this Agreement and other ancillary documents related to the Investor’s investment (collectively the "Documentation"). All of the corporate procedures required to complete the investment of the Investor, including without limiting the generality of the foregoing, the required authorizations from the directors of Richmont in compliance with its constating law, have been obtained and all resolutions and/or by-laws have been adopted, authorized or, as the case may be, ratified in order to permit the closing of the investment of the Investor and execution of the Documentation, such that each agreement and related document becomes an enforceable undertaking which binds Richmont in accordance with its respective terms.

2.1.4.

Richmont is a “reporting issuer” under and is in compliance in all material respects, with the requirements of the Securities Act (Québec) and the applicable securities laws of the provinces of British Columbia, Alberta, Ontario and Québec and is a “foreign private issuer” under the United States Securities Act of 1933 in compliance with the securities laws of the United States (all such securities laws being referred to collectively as the "Applicable Securities Laws"). The issuance of the Debenture and the Shares underlying the Debenture (the “Underlying Shares”) is not and will not be effected in violation of any provision of the Applicable Securities Laws and the regulations and policies of the exchanges on which its Shares are listed (the "Exchanges") and securities commission or other regulatory authorities who have jurisdiction over Richmont (the “Securities Regulators”). Richmont has no knowledge of any material default or violation by it of any requirement of the Applicable Securities Laws and of the regulations and policies of the Exchanges; in particular, to the knowledge of Richmont, there is no false or misleading information (as defined in Applicable Securities Laws) which could affect the value or the trading price of the Shares, in any document filed by Richmont with applicable regulatory authorities or with an Exchange or otherwise posted on SEDAR (the "Disclosure Documents"). All material changes (as defined in Applicable Securities Laws) relating to the Corporation have been disclosed in the Disclosure Documents.

2.1.5.

There has been no suspension or cease trade order on the Shares by the Securities Regulators and no proceeding to this effect has been commenced, is pending or, to Richmont's knowledge, is being contemplated by the Securities Regulators.

2.1.6.	The signature of the Documentation and the compliance with the terms and conditions contained therein by Richmont:

2.1.6.1.

were subject to all of the authorizations, approvals, exemptions and consents required by applicable law or by the agreements to which Richmont is a party and do not contravene any provision of the articles of incorporation, by-laws or resolutions of Richmont, or any provision of any material contract to which it is a party;

2.1.6.2.	do not and will not result in any material adverse effect with respect to the assets of the Corporation; and

2.1.6.3.

do not and will not have the effect of (i) creating a default under any existing equity or debt financing agreement of the Corporation, or (ii) permitting the execution of a lien, hypothec, security or other guarantee against the assets of the Corporation.

2.1.7.

The Debenture has been duly authorized to be created and issued by the Corporation and the Corporation has taken all necessary steps to ensure that upon conversion of the Debenture, the Underlying Shares will be duly authorized and issued as fully paid and non-assessable Shares of the Corporation.

2.1.8.	The Corporation has obtained the TSX conditional approval with respect to the issuance of the Debenture and the Underlying Shares upon conversion thereof.

2.1.9.

All consents, approvals, permits, authorizations or filings as may be required under the Applicable Securities Laws necessary for the execution and delivery of this Agreement, the issuance and sale of the Debenture, and the consummation of the transactions contemplated hereby and thereby shall been made or obtained, as applicable, other than such consents, approvals, permits, authorizations or filings required to be completed after the closing of this Private Placement under the Applicable Securities Laws, including those set forth in Section 6.

2.1.10.	The Corporation is not aware of any pending or threatened litigation or any circumstance which may hinder in any material adverse manner whatsoever one or more of the transactions contemplated herein.

2.1.11.

Neither the Corporation nor its subsidiaries have committed an act of bankruptcy or sought protection from the creditors thereof before any court or pursuant to any legislation, proposed a compromise or arrangement to the creditors thereof generally, taken any proceeding with respect to a compromise or arrangement, taken any proceeding to be declared bankrupt or wound up, taken any proceeding to have a receiver appointed for any of the assets thereof, had any person holding any encumbrance, lien, charge, hypothec, pledge, mortgage, title retention agreement or other security interest or receiver take possession of any of the property thereof had an execution or distress become enforceable or levied upon any portion of the property thereof or had any petition for a receiving order in bankruptcy filed against it.

2.1.12.

All taxes (including income tax, capital tax, payroll taxes, employer health tax, workers’ compensation payments, property taxes, customs duties and land transfer taxes), duties, royalties, levies, imposts, assessments, deductions, charges or withholdings and all liabilities with respect thereto including any penalty and interest payable with respect thereto (collectively, “Taxes”) due and payable or required to be collected or withheld and remitted, by the Corporation or its subsidiaries have been paid, collected or withheld and remitted as applicable. All tax returns, declarations, remittances and filings required to be filed by the Corporation or its subsidiaries have been filed with all appropriate governmental authorities and all such returns, declarations, remittances and filings are complete and accurate and no fact or facts have been omitted therefrom which would make any of them misleading or result in an adverse material change to the Corporation and its subsidiaries, taken as a whole. Except as disclosed in Schedule 2.1.12, the Corporation is not aware of any examination of any tax return of the Corporation or its subsidiaries that is currently in progress and the Corporation is not aware of any issues or disputes outstanding with any governmental authority respecting any Taxes that have been paid, or may be payable, by the Corporation or its subsidiaries.

2.1.13.

The Corporation validly holds all material licenses, permits, certificates, authorization certificates, authorizations, registrations, consents and other approvals (the "Permits") required to carry on its business in the normal course, where and as is presently carried on by it. Each Permit is valid and in force and the operations and assets of the Corporation are in compliance with the Permits. The Corporation has no reason to believe, after reasonable inquiry, that any Permit will be revoked, suspended, cancelled or amended or will not be renewed as it becomes due.

2.1.14.	The authorized share-capital of Richmont is comprised of an unlimited number of common shares.

2.1.15.	As of January 31, 2012 there are 33,225,463 issued and outstanding Shares.

2.1.16.

The transfer agent Computershare Trust Company of Canada, at its principal offices in the city of Montreal, Quebec (the “Transfer Agent”) has been duly appointed as transfer agent and registrar in respect of the Common Shares.

2.1.17.

Except as disclosed in Schedule 2.1.17, no option or any other right to purchase or redeem shares of the Corporation, or any security convertible into shares, has been authorized or is outstanding and there is no agreement providing for any issuance thereof.

2.1.18.

There is not, in the constating documents, by-laws or in any debt instrument, material agreement, agreement, mortgage, indenture or other instrument or document to which the Corporation is a party, any restriction upon or impediment to, the declaration or payment of dividends by the directors of the Corporation or the payment of dividends by the Corporation to the holders of its Shares.

2.1.19.	To the knowledge of Richmont, there exists no shareholders agreement or other agreement or undertaking which governs, in any manner, the exercise of the voting rights attached to the Shares.

2.1.20.

There are no persons acting or purporting to act at the request or on behalf of the Corporation, that are entitled to any brokerage or finder’s fee in connection with the transactions contemplated by this Agreement.

2.1.21.

There is no person that is or will be entitled to the proceeds of this Private Placement under the terms of any debt instrument, material agreement, mortgage, indenture, contract, instrument, lease agreement (written or unwritten) or otherwise.

2.1.22.

The Corporation is not party to any agreement, nor is the Corporation aware of any agreement, which in any manner affects the voting control of any of the securities of the Corporation or its subsidiaries.

2.2.	As to the books and ledgers

2.2.1.

The corporate minute books and ledgers of Richmont present fairly, in all material respects, all decisions of Richmont's directors and shareholders and do not disclose any illegalities or irregularities. All transactions contemplated therein are in conformity with applicable laws in all material respects.

2.2.2.

The Corporation maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are completed in accordance with the general or a specific authorization of management of the Corporation; (ii) transactions are recorded as necessary to permit the preparation of consolidated financial statements for the Corporation in conformity with Canadian generally accepted accounting principles and to maintain asset accountability; (iii) access to assets of the Corporation and its subsidiaries is permitted only in accordance with the general or a specific authorization of management of the Corporation; and (iv) the recorded accountability for assets of the Corporation and any subsidiaries is compared with the existing assets of the Corporation and its subsidiaries at reasonable intervals and appropriate action is taken with respect to any differences therein.

2.3.	As to the business

2.3.1.

Richmont, its operations, assets and the property it owns, leases or occupies or which is otherwise under its control are in material compliance with applicable laws, regulations, directives, policies, guidelines, orders, judgments, decisions, injunctions, decrees or norms governing the conduct of the business of the Corporation.

2.3.2.

Neither the Corporation nor its subsidiaries are a party to or bound or affected by any commitment, agreement or document containing any covenant which expressly limits the freedom of the Corporation, or its subsidiaries to compete in any line of business, transfer or move any of their respective assets or operations or which materially adversely affects the business practices, operations or condition of the Corporation and its subsidiaries, taken as a whole.

2.4.	As to the assets

2.4.1.

Richmont holds valid title to all of its assets. Such assets are free and clear of any claim, hypothec, or other encumbrance whatsoever and the use of same is not subject to any restriction, other than public utility servitudes or royalties thereon. All royalties material to Richmont have been disclosed by Richmont in publicly filed documents.

2.4.2.

Richmont holds either freehold title, mining leases, mining concessions, mining claims, options or participating interests or other conventional property or proprietary interests or rights, recognized in the jurisdiction in which a particular property is located (collectively, "Mining Rights"), in respect of the ore bodies, minerals and metals located in properties in which Richmont has an interest as described in Richmont’s public disclosure record under valid, subsisting and enforceable title documents or other recognized and enforceable agreements or instruments, sufficient to permit Richmont to explore the minerals relating thereto. Except as disclosed in Schedule 2.4.2, all property, options, leases or claims in which Richmont has an interest or right have been validly located and recorded in accordance in all material respects with all applicable laws and are valid and subsisting except where the failure to be so would not result in an material adverse effect. Except as disclosed in Schedule 2.4.2, Richmont has all necessary surface rights, access rights and other necessary rights and interests relating to the properties in which Richmont has an interest as described in the Disclosure Documents granting Richmont the right and ability to explore for minerals, ore and metals for development purposes as are appropriate in view of the rights and interest therein of Richmont, with only such exceptions as do not interfere with the use made by Richmont of the rights or interest so held, except in respect of matters that do not and will not result in any material adverse effect; and the proprietary interests or rights and the documents, agreements and instruments and obligations relating thereto referred to above is currently in good standing in the name of Richmont, as applicable, except in respect of matters that do not and will not result in any material adverse effect.

2.4.3.

The list of properties and mining claims attached hereto as Schedule 2.4.3 represents all of the mining claims owned by Richmont (the "Mining Claims"). The Mining Claims are in good standing and, with respect to those Mining Claims located in the Province of Québec that have an expiry date prior to the date of this agreement or within 60 days after the date of this agreement, Richmont has filed with the Mining Recorder's Office in the Province of Québec the required work program, including payment of any applicable fees, and taken all required action to maintain the Mining Claims in good standing after such expiry date.

2.4.4.

To knowledge of Richmont, there is no adverse claim against, or challenge to, the ownership of or title to, the Corporation’s interest in the Mining Rights or the Mining Claims, including any claims by any aboriginal or First Nations groups.

2.4.5.

Without limiting the generality of paragraph 2.1.4, the Corporation is in material compliance with National Instrument 43-101 – Standards of Disclosure for Mineral Projects adopted by the Canadian securities administrators and Regulation 43-101 respecting standards of disclosure for mineral projects (collectively "NI 43-101") in connection with its properties and has prepared, filed and certified its technical reports in accordance with NI 43-101.

2.5.	As to the financial situation

2.5.1.

The audited consolidated financial statements of Richmont for the financial year ended December 31, 2010 as well as the interim unaudited consolidated financial statements for the third quarter ended September 30, 2011 (the "Financial Statements") accurately present the financial position of the Corporation and have been prepared in accordance with Canadian generally accepted accounting principles, consistently applied in the same manner as prior financial years and International Financial Reporting Standards, as applicable.

2.6.	As to the contracts

2.6.1.

Richmont maintains adequate insurance with respect to the operation of its business, activities, its assets and its liabilities as well as that of its directors. Richmont has fulfilled its obligations in respect of each insurance policy to which it has subscribed. Richmont has duly sent to the insurers all notices required to be given in respect of the policies, relating to any change or circumstance which could increase the risk stipulated in the policies.

2.6.2.

The Corporation respects all material contracts to which it is a party and to the Corporation's knowledge all such contracts are valid, binding and enforceable. The Corporation is not in default or breach of any material contract, lease, agreement, undertaking or instrument to which it is a party.

2.6.3.	The Corporation has not received any notice of non-renewal or cancellation of any of its material contracts, leases, agreements, undertakings or instruments.

2.7.	Environmental situation

2.7.1.	Richmont, its operations, assets and property it owns, leases or occupies or which is otherwise under its control are in material compliance with applicable Environmental Laws, as defined below.

2.7.2.

The Corporation holds all the material permits required to conduct its business in accordance with Environmental Laws (the "Environmental Permits"). The Corporation has no knowledge of any actual grounds that would lead to a suspension, revocation, expiration, non-renewal or cancellation of any Environmental Permits.

2.7.3.

Except as disclosed in Schedule 2.7.3, to the knowledge of Richmont, Richmont is not currently the subject of an investigation or inspection by any federal, provincial or municipal environmental authority.

2.7.4.

The Corporation has not received a notice of violation or a notice of corrective measures to be implemented or a warning or a written or verbal request for information with respect to an investigation or inspection by a federal, provincial, regional or municipal body concerning environmental matters to the extent such notices, warnings or requests would have a material adverse effect on the operations of Richmont.

2.7.5.

For the purposes hereof "Environmental Laws" means a law, by- law, decree, directive, guideline, order, judgment, policy, requirement of any administrative or judicial authority relating to the environment or the protection thereof.

2.8.	As to litigation

2.8.1.

To Richmont’s knowledge, except as disclosed in Schedule 2.8.1, there is no material actual or threatened litigation, including any class actions, against the Corporation or with respect to the assets of the Corporation which could result in a material adverse effect on the Corporation.

2.8.2.

No governmental proceedings are pending to which the Corporation or its subsidiaries are a party or to which their property is subject that would result individually or in the aggregate in any material adverse change in the operation, business or condition of the Corporation and its subsidiaries, taken as a whole, and no such proceedings have, to the knowledge of the Corporation, been threatened against or are contemplated with respect to the Corporation or its subsidiaries or their properties.

2.8.3.	Other than the proposed Act respecting the development of mineral resources in keeping with the principles of sustainable development (Bill 14), the Corporation is not aware of any pending or contemplated change to any applicable law or regulation or governmental position that would adversely affect the business of the Corporation and its subsidiaries, or the business or legal environment under which the Corporation or its subsidiaries operate.

2.8.4.	Richmont is not a party to any litigation for which a judgement or settlement remains unsatisfied.

2.9.	As to employees and service providers

2.9.1.

To the knowledge of the Corporation, the Corporation is in compliance with respect to all of the material reports it must complete and all of the assessments and contributions it is legally or contractually required to make as an employer.

2.9.2.	The Corporation is not a party to any material labor conflict, grievance or dispute and, to the knowledge of the Corporation, none is threatened.

2.9.3.

All of the amounts owed or due to the employees of the Corporation as salary or severance pay at the date hereof including bonus, commissions, vacation pay or other types of remuneration due and payable as of the date hereof have been fully paid.

2.9.4.

No officer or key employee of Richmont has given notice that he (she) wishes to resign and Richmont has no knowledge of any information that any such officer or key employee could resign as result of the transactions contemplated herein or for any other reason.

2.10.	As to related party transactions

2.10.1.	No director or officer of Richmont has any material financial interest in a person or business which competes with Richmont.

2.10.2.

Richmont has no loan or account receivable or payable held or payable to any person who is not at arm’s length to it in accordance with applicable tax law except as disclosed in the notes to the Financial Statements.

3.	REPRESENTATIONS AND WARRANTIES

The Investor represents, warrants, covenants and acknowledges, as applicable, to the Corporation (and acknowledges that the Corporation is relying thereon for the purpose of the Private Placement) that as of the date hereof:

3.1.

The Investor is an individual who has attained the age of majority and is legally competent to execute this Agreement and take all actions, consummate all transactions and enter into all other agreements required or contemplated pursuant to this Agreement and, the execution, delivery and performance by the Investor of this Agreement.

3.2.	This Agreement has been duly executed and delivered by the Investor and constitutes a legal, valid and binding agreement of the Investor enforceable against the Investor in accordance with its terms.

3.3.

The execution and delivery of and performance by the Investor of this Agreement (i) do not (or would not with the giving of notice, the lapse of time, or both, or the happening of any other event or condition) result in a breach or a violation of, or conflict with, or allow any other person to exercise any rights under, any terms or provisions of any contracts or instruments to which the Investor is a party and (ii) will not result in the violation of any law.

3.4.

The subscription for and the purchase of the Debenture by the Investor and the decision to subscribe for and purchase the Debenture and execute this Agreement has been based entirely upon this Agreement and information contained in the public record and that the Corporation has not provided any representation to the Investor other than as contained herein.

3.5.

The distribution of the Debenture pursuant to this Agreement has not been made through, or as a result of, and is not being accompanied by, (i) a general solicitation, (ii) any advertisements including articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or (iii) any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

3.6.

The Investor is acquiring the Debenture as principal for his own account and not as agent or for the benefit of any other person and is acquiring the Debenture for investment purposes only and not with a view to resale or distribution. The Investor is a resident of Ontario and is purchasing the Debenture as principal under the "minimum amount investment" pursuant to National Instrument 45-106 – Prospectus and Registration Exemptions, and the Investor has concurrently executed and delivered a Minimum Amount Investment Status Certificate in the form attached as Exhibit 1 hereto and the representations and warranties of the Investor in the Minimum Amount Investment Status Certificate are true and correct in all respects, and will be true and correct in all respects at closing of the purchase and sale of the Debenture.

3.7.	The Investor has been independently advised as to and is aware of the resale restrictions under Applicable Securities Laws with respect to the Debenture and the Underlying Shares.

3.8.

The Investor has obtained such legal and tax advice as it considers appropriate in connection with the offer, sale and issuance of the Debenture and the execution, delivery and performance by the Investor of this Agreement and the transactions contemplated by this Agreement. The Investor is not relying on the Corporation, its affiliates or counsel in this regard.

3.9.	None of the funds that the Investor is using to purchase the Debenture are to the knowledge of the Investor, proceeds obtained or derived, directly or indirectly, as a result of illegal activities.

3.10.

No person has made any oral or written representations to the Investor: (i) that any person will resell or repurchase the Debenture or any of the Underlying Shares, as the case may be; or (ii) as to the future value or price of any of the Shares, as the case may be.

3.11.

The Investor is a sophisticated investor and has such knowledge of financial and business affairs as to be capable of evaluating the merits and risks of its investment and is able to bear the economic risk of loss of its investment.

3.12.	The Investor is not a non-resident of Canada for purposes of the Income Tax Act (Canada).

3.13.

The Investor is not a "U.S. Person" (as that term is defined in Regulation S promulgated under the U.S. Securities Act, which definition includes, but is not limited to, an individual resident in the United States) and is not acquiring, directly or indirectly, the Debenture for the account of or benefit of a U.S. Person in the United States.

3.14.	The Investor has not received, nor does it expect to receive any financial assistance from the Corporation, directly or indirectly, in respect of the Investor's purchase of the Debenture.

4.	ACKNOWLEDGEMENTS OF THE INVESTOR

The Investor hereby acknowledges and agrees that:

4.1.

The offer, sale and issuance of the Debenture is exempt from the prospectus and registration requirements of Applicable Securities Laws and, as a result: (i) the Investor will not receive information that would otherwise be required under Applicable Securities Laws or be contained in a prospectus prepared in accordance with Applicable Securities Laws, (ii) the Investor is restricted from using most of the protections, rights and remedies available under Applicable Securities Laws, including statutory rights of rescission or damages, and (iii) the Corporation is relieved from certain obligations that would otherwise apply under Applicable Securities Laws.

4.2.

No prospectus has been filed with any of the Regulatory Authorities and none of the Regulatory Authorities have made any finding or determination as to the merit for investment in, or made any recommendation or endorsement with respect to, the Debenture.

4.3.

The Debenture and Underlying Shares have not been and will not be registered under the U.S. Securities Act, or any state securities laws and the Debenture and Shares may not be offered or sold in the United States or to a U.S. person except in compliance with the requirements of an exemption from registration under the U.S. Securities Act and any applicable state securities laws.

4.4.	The Debenture is being offered for sale only on a "private placement" basis.

4.5.

The Debenture and any certificate representing the Underlying Shares (and any replacement certificate thereof issued prior to the expiration of the applicable hold periods) will bear the following legend in accordance with Applicable Securities Laws:

"UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE JUNE 2, 2012."

4.6.

The certificate representing the Underlying Shares (and any replacement certificate issued prior to the expiration of the applicable hold periods) will bear a legend substantially in the form of the following legend as required by the TSX:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, PRIOR TO [INSERT DATE WHICH IS FOUR MONTHS FROM THE DATE OF ISSUANCE], THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT 'GOOD DELIVERY' IN SETTLEMENT OF TRANSACTIONS ON THE TSX."

4.7.

The certificate representing the Underlying Shares (and any replacement certificate issued prior to the applicable hold periods) will also bear a legend substantially in the form of the following legend in accordance with the Corporation’s Shareholder Rights Plan Agreement dated March 28, 2011:

"UNTIL THE SEPARATION TIME (DEFINED IN THE RIGHTS AGREEMENT REFERRED TO BELOW), THIS CERTIFICATE ALSO EVIDENCES THE RIGHTS OF THE HOLDER DESCRIBED IN A SHAREHOLDER RIGHTS PLAN AGREEMENT DATED AS OF MARCH 28, 2011 AS THE SAME MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME (THE "RIGHTS AGREEMENT"), BETWEEN RICHMONT MINES INC. (THE "COMPANY") AND COMPUTERSHARE INVESTOR SERVICES INC., THE TERMS OF WHICH ARE INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY. UNDER CERTAIN CIRCUMSTANCES SET OUT IN THE RIGHTS AGREEMENT, THE RIGHTS MAY EXPIRE, MAY BECOME NULL AND VOID OR MAY BECOME EXERCISABLE AND SHALL THEREAFTER BE EVIDENCED BY SEPARATE CERTIFICATES AND NO LONGER EVIDENCED BY THIS CERTIFICATE. THE COMPANY WILL MAIL OR ARRANGE FOR THE MAILING OF A COPY OF THE RIGHTS AGREEMENT TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE AS SOON AS PRACTICABLE AFTER THE RECEIPT OF A WRITTEN REQUEST THEREFOR."

4.8.

The Debenture and the Underlying Shares may not be sold in Canada or to Canadian residents unless, if applicable, the sale is made pursuant to an available exemption from the prospectus and registration requirements under the securities legislation in the Canadian purchaser’s province or territory of residence or the required "hold" period under Canadian securities legislation has expired.

4.9.	The Private Placement is subject to regulatory consent from the TSX and NYSE Amex, and the listing of the Underlying Shares shall be subject to the approval of the TSX and NYSE Amex.

4.10.

The Corporation may complete additional financings in the future in order to develop the business of the Corporation and fund its ongoing development, and such future financings may have a dilutive effect on current securityholders of the Corporation, including the Investor.

4.11.	The Debenture is not transferable, in whole or in part, by the Investor.

5.	COVENANTS OF THE INVESTOR

5.1.

The Investor will comply with Applicable Securities Laws concerning the subscription, purchase, holding and resale restrictions of the Debenture and the Underlying Shares and will consult with its legal advisers with respect to complying with resale restrictions under Applicable Securities Laws with respect to the Debenture and the Underlying Shares.

5.2.

The Investor will execute, deliver, file and otherwise assist the Corporation in filing any reports, undertakings and other documents required under Applicable Securities Laws in connection with the offer, sale and issuance of the Debenture.

6.	COVENANTS OF THE CORPORATION

6.1.

The Corporation shall use its commercially reasonable efforts to remain a reporting issuer under Applicable Securities Laws in British Columbia, Alberta, Ontario and Québec, and not in default of any requirement of such Applicable Securities Laws for a period of at least 24 months after the date hereof, subject to the right of the Corporation and its subsidiaries to enter into any transaction involving a change of control, sale, merger, acquisition, business combination, amalgamation, reorganization, plan of arrangement or any similar transaction.

6.2.

As soon as reasonably possible after the date hereof, the Corporation shall execute and file with the Securities Regulators all forms, notices and certificates required to be filed pursuant to the Applicable Securities Laws in the time required by the Applicable Securities Laws.

6.3.

The Corporation shall, upon execution of this Agreement, apply to the NYSE AMEX for approval with respect to the issuance of the Debenture and the Underlying Shares by the Corporation and the subscription and purchase of the Debenture and the Underlying Shares as principal for its own account by the Investor.

7.	INDEMNIFICATION

7.1.	The Corporation agrees that the representations, warranties and covenants of the Corporation herein will be true and correct as of the Closing Date and will survive for a period of twenty-four (24) months following such Closing Date, except (i) in case of fraud, in which case no time limit shall be applicable, and (ii) with respect to the representations and warranties set out in Sections 2.1.1, 2.1.3, 2.1.6, 2.1.14 and 2.1.15 will continue to have full force and effect without any limitation of time. The Corporation agrees to indemnify and save harmless the Investor from and against any and all loss, liability, claim or damage arising out of or based upon any representation or warranty of the Corporation contained herein not being true and accurate in any material respect or any breach or failure by the Corporation to comply in any material respect with any covenant or agreement made by the Corporation herein.

7.2.	The Investor agrees that the representations, warranties and covenants of the Investor herein will be true and correct as of the Closing Date and will survive such Closing Date without any limitation of time. The Investor agrees to indemnify and save harmless the Corporation from and against any and all loss, liability, claim or damage arising out of or based upon any representation or warranty of the Investor contained herein not being true and accurate in any material respect or any breach or failure by the Investor to comply in any material respect with any covenant or agreement made by the Investor herein or in any document furnished by the Investor to the Corporation in connection herewith.

8.	NOTICE

Any notice or other communication which must be given in accordance herewith shall be in writing and sent by facsimile or by messenger to the addresses set out hereunder or to the address or fax number set out in a written notice from one party to the other:

Jennifer Buchan

Richmont Mines Inc.
161, Avenue Principale
Rouyn-Noranda, Québec J9X 4P6

To the attention of the President

Facsimile: (819) 797-0166

Any notice given as aforesaid shall be presumed to have been received on the date of its receipt by the addressee.

9.	CONFIDENTIALITY

The Investor agrees that as long as such information is not part of the public domain or required to be disclosed in accordance with applicable law or court order or by order of a regulatory body, it will not disclose, publish or reveal in any manner whatsoever and to whomever, any information contained herein.

10.	INTERPRETATION

10.1.	The recitals and the schedules form an integral part of this agreement.

10.2.	No modification or amendments to this agreement shall be valid and binding unless set forth in writing and duly executed by all parties hereto and no waiver of any breach of any term or provision of this agreement shall be effective or binding unless made in writing and signed by the party purporting to give same and, unless otherwise provided, shall be limited to the specific breach waived.

10.3.	Any decision of a court to the effect that any of the provisions of this agreement are null and unenforceable shall in no way affect the other provisions of this agreement or their validity or enforceability.

10.4.	As the context requires, words importing the singular number include the plural, words importing the masculine gender include the feminine gender, and vice versa.

10.5.	The division of this Agreement into Sections and Subsections and the insertion of headings are for convenient reference only and are not to affect its interpretation.

10.6.	This Agreement becomes effective when executed by all parties to it. After that time, it will be binding upon and enure to the benefit of the parties and their respective successors, heirs, executors, administrators and legal representatives. This Agreement is not transferable or assignable by any party to it.

10.7.	This Agreement and the certificate representing the Debenture dated the date hereof and the other documents delivered in connection herewith or therewith constitute the full and entire understanding and agreement between the parties with respect to the transactions contemplated herein and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein. For greater certainty, upon execution of this Agreement, this Agreement shall supersede and replace the term sheet between the parties in its entirety.

10.8.	This Agreement including the Schedules may be executed in any number of counterparts (including counterparts by Facsimile or email in Portable Document Format ("PDF") and all such counterparts taken together will be deemed to constitute one and the same document.

10.9.	The present agreement shall be interpreted and governed by the laws in force in the Province of Québec and the federal laws of Canada applicable therein. The parties hereby irrevocably accept the jurisdiction of the courts of Québec.

10.10.	This Agreement is written in English at the express request of the Parties. Ce contrat est rédigé en anglais à la demande expresse des parties.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement at the place and on the date referred to above.

(signed) Jennifer Buchan
Jennifer Buchan

RICHMONT MINES INC.

Per:	(signed) Martin Rivard	Per:	(signed) Nicole Veilleux
	Martin Rivard		Nicole Veilleux
	President and Chief Executive		Financial Director
Officer

UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THIS DEBENTURE MUST NOT TRADE THE DEBENTURE, OR ANY SECURITIES ISSUABLE ON THE CONVERSION OF THIS DEBENTURE, BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE DATE HEREOF.

THE COMMON SHARES UNDERLYING THIS DEBENTURE ARE LISTED ON THE TORONTO STOCK EXCHANGE (THE “TSX”); HOWEVER, PRIOR TO JUNE 2, 2012, THE SAID COMMON SHARES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT 'GOOD DELIVERY' IN SETTLEMENT OF TRANSACTIONS ON THE TSX.

THIS DEBENTURE IS NON-TRANSFERABLE. DO NOT DESTROY THIS CERTIFICATE.

RICHMONT MINES INC.

7.6% FIVE-YEAR CONVERTIBLE UNSECURED SUBORDINATED DEBENTURE

CAD $1,000,000	February 1, 2012

FOR VALUE RECEIVED Richmont Mines Inc. (the "Corporation") having its head office at 161, Avenue Principale, Rouyn-Noranda, Québec, J9X 4P6, hereby acknowledges itself indebted to and promises to pay to Jennifer Buchan (the "Lender") the sum of CAD $1,000,000 plus all accrued interest in lawful money of Canada at the address of the Lender at or such other place in Canada as the Lender may designate. Subject to the terms of this Debenture, the unpaid principal amount of this Debenture together with all unpaid, accrued interest shall be repaid in full on February 1, 2017 (the "Maturity Date"), or such earlier date as the principal amount of the Debenture may become due and payable in accordance with the provisions of this Debenture.

ARTICLE 1
INTERPRETATION

Section 1.1	Defined Terms.

As used herein the following expressions shall have the following meanings:

"Business Day" means any day, other than Saturday, Sunday or a statutory holiday on which chartered banks in Montreal, Québec or Toronto, Ontario are not generally open for the transaction of business.

"Change of Control" means the occurrence of any of the following after the date hereof: (i) the acquisition by any Person or group of Persons acting jointly or in concert of more than fifty percent (50%) of the issued and outstanding Common Shares of the Corporation on a fully diluted basis (for the purposes hereof, "acting jointly or in concert" shall have the meaning ascribed thereto in Regulation 62-104 Respecting Take-Over Bids and Issuer Bids of the Canadian Securities Administrators; (ii) a consolidation, amalgamation, arrangement, take-over, reverse take-over or merger of the Corporation with or into any other corporation or other entity where the shareholders of the Corporation immediately prior to such transaction will not beneficially own, immediately after such transaction, shares entitling such shareholders to more than fifty percent (50%) of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors; (iii) the sale or disposition of all or substantially all of the assets of the Corporation; or (iv) any decision of the Corporation to wind-up, liquidate or dissolve.

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"Common Shares" means common shares in the capital of the Corporation.

"Conversion Date" has the meaning ascribed to such term in Section 3.2.

"Conversion Price" has the meaning ascribed to such term in Section 3.1(a).

"Corporation" has the meaning ascribed to such term on the cover page of this Debenture.

"Event of Default" has the meaning ascribed to such term in Section 7.1.

"Governmental Entity" means any: (i) multinational, federal, provincial, state, municipal, local or other governmental or public department, central bank, court, commission, board, bureau, regulatory agency or instrumentality, domestic or foreign; (ii) any subdivision or authority of any of the foregoing; or (iii) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the above.

"Interest Payment Date" has the meaning ascribed to such term in Section 2.1.

"Lender" has the meaning ascribed to such term on the cover page of this Debenture.

"Maturity Date" has the meaning ascribed to such term on the cover page of this Debenture.

"Person" means an individual, partnership, corporation, trust, unincorporated association, joint venture, governmental agency or other entity.

"Put Notice" has the meaning ascribed to such term in Section 4.11.

"Redemption Amount" has the meaning ascribed to such term in Section 4.8.

"Redemption Notice" has the meaning ascribed to such term in Section 4.8.

"Redemption Date" has the meaning specified in the Redemption Notice set forth in Appendix II attached hereto.

"Senior Indebtedness" means the principal of and premium, if any, and interest on and other amounts owing: in respect of all indebtedness of the Corporation (whether outstanding as at the date hereof or thereafter incurred), other than indebtedness evidenced by this Debenture and all other existing and future debentures or other instruments of the Corporation which, by the terms of the instrument creating or evidencing the indebtedness, is expressed to be pari passu with, or subordinate in right of payment to, this Debenture or other indebtedness ranking pari passu with this Debenture; and "Senior Indebtedness" shall in all events, include all of the obligations of each borrower, issuer, and/or guarantor under the Senior Indebtedness documentation;

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"Subscription Agreement" means the private placement subscription agreement dated February 1, 2012 between the Corporation and the Lender.

"TSX" means the Toronto Stock Exchange.

Section 1.2	Interpretation.

(a)

"This Debenture", "hereto", "hereby", "hereunder", "herein", and similar expressions refer to the whole of this Debenture and not to any particular Article, Section, paragraph, clause, subdivision or other portion hereof.

(b)	Words importing the singular number only include the plural and vice versa and words importing gender shall include all genders.

(c)	The division of this Debenture into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Debenture.

(d)	Time is of the essence hereof.

(e)	Where the word "including" or "includes" is used in this Debenture, it means "including (or includes) without limitation".

Section 1.3	Day Not a Business Day.

In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then, except as otherwise provided herein, such action shall be required to be taken on the next following day that is a Business Day.

Section 1.4	Currency.

All references to currency herein shall be to lawful money of Canada unless otherwise expressly specified.

Section 1.5	Governing Law.

This Debenture shall be governed by and interpreted and enforced in accordance with the laws of the Province of Québec and the federal laws of Canada applicable therein.

Section 1.6	Non-Transfer of Debenture.

This Debenture shall not be transferable by the Lender, in whole or in part except with the prior written consent of the Corporation.

ARTICLE 2
INTEREST

Section 2.1	Interest.

The principal hereof outstanding from time to time shall bear interest both before and after maturity, default and judgment from the date hereof to the date of repayment in full at 7.6% per annum, calculated, compounded and payable monthly, on the first day of each month following the issuance of this Debenture (each an "Interest Payment Date"), commencing on March 1, 2012 and ending on the Maturity Date.

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ARTICLE 3
CONVERSION OF DEBENTURE

Section 3.1	Conversion of Debenture into Common Shares.

(a)

Upon and subject to the provisions and conditions of this Article 3, the Lender shall have the right, at its option, at any time from the date hereof up until the Maturity Date, to convert all but not less than all of the principal amount owing under this Debenture, into fully paid and non-assessable Common Shares at a price of CAD$12.17 per Common Share (the "Conversion Price"). Notwithstanding anything to the contrary contained herein, upon the conversion of this Debenture, all accrued and unpaid interest owing thereon shall be payable in cash.

(b)	Fractional interests in Common Shares shall be adjusted for in the manner provided for herein.

Section 3.2	Manner of Exercise of Right to Convert to Common Shares.

The Lender may exercise its rights to convert, in accordance with the provisions of this Article 3, by sending to the Corporation a notice substantially in the form provided in Appendix I attached hereto. The effective date of delivery of such notice, as determined by Section 9.2, shall be the date of conversion (the "Conversion Date") for the purposes of this Section. Thereupon, the Lender shall be entitled to be entered in the books of the Corporation as at the Conversion Date as the holder of the number of Common Shares into which the principal amount of this Debenture pursuant to this Section is convertible in accordance with the provisions of this Article 3 and, within five (5) Business Days of receiving such notice, the Corporation shall deliver to the Lender a certificate or certificates for such Common Shares.

Section 3.3	Adjustments.

(a)

If and whenever the Corporation shall (i) subdivide or redivide the outstanding Common Shares into a greater number of Common Shares; (ii) reduce, combine or consolidate the outstanding Common Shares into a smaller number of Common Shares; (iii) issue any Common Shares to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend, the number of Common Shares which may be acquired pursuant to Section 3.1(a) on the effective date of such subdivision, redivision, reduction, combination or consolidation or on the record date for such issue of Common Shares by way of a stock dividend, as the case may be, shall be increased, in the case of the events referred to in (i) and (iii) above, in the proportion which the number of Common Shares outstanding before such subdivision, redivision or dividend bears to the number of Common Shares outstanding after such subdivision, redivision or dividend, or shall be decreased, in the case of the events referred to in (ii) above, in the proportion which the number of Common Shares outstanding before such reduction, combination, or consolidation bears to the number of Common Shares outstanding after such reduction, combination or consolidation. Any such issue of Common Shares by way of a stock dividend shall be deemed to have been made on the record date fixed for such stock dividend for the purpose of calculating the number of outstanding Common Shares under this Section 3.3(a) or Section 3.3(b).

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(b)

In the case of any reclassification of, or other change in, the outstanding Common Shares through mergers, acquisitions, business combination, amalgamations, reorganizations, plan of arrangements and other than a subdivision, redivision, reduction, combination consolidation, or issuance by way of stock dividend, the Lender shall be entitled to receive upon conversion pursuant to Section 3.1(a), and shall accept in lieu of the number of Common Shares to which it was theretofore entitled upon such conversion, the kind and amount of shares and other securities or property which such Lender would have been entitled to receive as a result of such reclassification if, on the effective date thereof, it had been the registered holder of the number of Common Shares to which it was theretofore entitled upon conversion. If necessary, appropriate adjustments shall be made in the application of the provisions set forth in this Article 3 with respect to the rights and interests thereafter of the Lender to the end that the provisions set forth in this Article 3 shall thereafter correspondingly be made applicable as nearly as may be possible in relation to any shares or other securities or property thereafter deliverable upon the conversion of this Debenture.

(c)

If and whenever the Corporation shall issue or distribute to all or substantially all the holders of Common Shares (i) shares of the Corporation of any class other than Common Shares; (ii) rights, options or warrants; (iii) evidences of indebtedness; or (iv) any other assets and if such issuance or distribution does not result in an adjustment as provided for in Section 3.3(a) or Section 3.3(b), the Conversion Price at which the Lender shall have the right to convert the principal amount of this Debenture into Common Shares pursuant to Section 3.1(a) shall be adjusted effective immediately after the record date at which the holders of Common Shares are determined for purposes of any distribution as aforesaid in such manner as the directors of the Corporation, acting reasonably, determine to be appropriate on a basis consistent with this Section 3.3, subject to the prior approval of the TSX.

(d)

If, at any time, the Lender exercises its conversion rights after the record date and before the occurrence of an event, for which this Section 3.3 requires that an adjustment shall become effective immediately after the record date for such event, the Corporation may defer issuing to the Lender the additional Common Shares issuable upon such conversion, by reason of the adjustment required by such event, until the occurrence of such event. In the event of such an adjustment, the Corporation shall deliver to the Lender an appropriate instrument evidencing the Lender's right to receive such additional Common Shares upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such additional Common Shares declared in favour of Common Shareholders on and after the Conversion Date or such later date as such holder would, but for the provisions of this Section 3.3, have become the holder of record of such additional Common Shares.

(e)

If any question arises with respect to the adjustments provided for in this Section 3.3, such question shall be conclusively determined, subject to the prior approval of the TSX, by a firm of chartered accountants appointed by the Corporation, acting reasonably. Such chartered accountants shall have for such purposes access to all necessary records of the Corporation and such determination shall be binding upon the Corporation and the Lender.

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(f)

Notwithstanding anything to the contrary contained in this Article 3, no adjustment shall be made in the conversion rights attached to the Debenture if the issue of Common Shares is being made pursuant to this Debenture, pursuant to any stock option, stock option plan or stock purchase plan in force from time to time for officers or employees of the Corporation, or pursuant to any stock option granted by the Corporation prior to the date of this Debenture.

(g)	The form of this Debenture need not be changed because of any adjustment in the Conversion Price or in the number of Common Shares issuable upon its conversion.

(h)	Adjustments to the Conversion Price or the number of Common Shares convertible into pursuant to this Debenture may be subject to the prior approval of the TSX.

Section 3.4	No Requirement to Issue Fractional Shares.

The Corporation shall not be required to issue fractional Common Shares upon the conversion of this Debenture. If any fractional interest in a Common Share would, except for the provisions of this Article 3, be deliverable upon the conversion of the principal amount of this Debenture, the Corporation shall, in lieu of delivering any certificate representing such fractional interest, satisfy such fractional interest by paying to the Lender an amount in cash equal to such fraction multiplied by the Conversion Price (as may be adjusted pursuant to Section 3.3).

Section 3.5	Certificate as to Adjustment.

The Corporation shall from time to time immediately after the occurrence of any event which requires an adjustment or re-adjustment as provided in Section 3.3, deliver a notice to the Lender specifying the nature of the event requiring the same and the amount of the adjustment necessitated thereby and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based, which notice and the amount of the adjustment specified therein shall be verified by an opinion of a firm of chartered accountants appointed by the Corporation, acting reasonably, and, when approved by the Corporation, shall be conclusive and binding on all parties.

Section 3.6	Notice of Special Matters.

The Corporation shall give notice to the Lender, in the manner provided in Article 9, of its intention to fix a record date for any event mentioned in Section 3.3 which may give rise to an adjustment in the number of Common Shares which may be acquired pursuant to Section 3.1, and, in each case, such notice shall specify the particulars of such event and the record date and the effective date for such event; provided that the Corporation shall only be required to specify in such notice such particulars of such event as shall have been fixed and determined on the date on which such notice is given. Such notice shall be given not less than 14 days prior to such applicable record date.

Section 3.7	Rights of the Lender.

The Lender shall have no rights whatsoever as a shareholder with respect to any of the Common Shares issuable to it upon the conversion of this Debenture (including any right to receive dividends or other distributions therefrom or thereon or to vote at a general meeting of the shareholders of the Corporation) unless and until it exercises the right of conversion contemplated in this Article 3 and, in such event, the right of the Lender in respect of the Common Shares issued to it upon the conversion of this Debenture shall only accrue as and from the date of the conversion as set forth in Section 3.2.

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ARTICLE 4
REPAYMENT AND REDEMPTION

Section 4.1	Repayment of the Principal Amount.

Subject to the provisions of this Debenture, the principal amount outstanding under this Debenture, together with all accrued and unpaid interest thereon shall be repaid to the Lender in full on the Maturity Date.

Section 4.2	Optional Redemption by Corporation.

At any time after the earlier of (1) the occurrence of a Change of Control, and (2) February 1, 2014, the Corporation shall have the right, at its option, to redeem the entire principal amount outstanding under the Debenture, together with all accrued and unpaid interest thereon by providing not less than twenty-one (21) days prior written notice to the Lender as provided for in Section 4.8 hereof.

Section 4.3	Restriction on Early Redemption

The Corporation shall be restricted from repaying or redeeming the principal amount outstanding hereunder except as explicitly permitted hereunder, as required hereunder, or with the written consent of the Lender.

Section 4.4	Method of Payment.

All payments hereunder to the Lender shall be made in Canadian dollars on the date when due by certified cheque or wire transfer of immediately available funds directly to the account(s) as may be specified to the Corporation, from time to time, by written notice from the Lender.

Section 4.5	Payments by the Corporation.

Any payment by the Corporation on account of any amount due and payable by it hereunder, whether on account of principal, fees, costs and expenses or otherwise, shall be made by the Corporation to the Lender and no such payment by the Corporation shall be effective until such time as it is so received by the Lender. All payments to be made by the Corporation to the Lender shall be in immediately available funds and received by the Lender no later than 5:00 p.m. (Montreal time) on the date of payment in order to obtain same day credit. Any such payment so received after such time on such date shall be deemed to have been paid on, and shall be credited on the next following Business Day.

Section 4.6	Net Payments.

All payments made by the Corporation hereunder shall be made without setoff, counterclaim or other defence, except as may be required by applicable law.

Section 4.7	Places of Payment.

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The Redemption Amount will be payable upon presentation and surrender of the Debenture called for redemption to the Corporation.

Section 4.8	Notice of Redemption.

Notice of redemption of the Debenture pursuant to Section 4.2 (the "Redemption Notice") shall be given by the Corporation to the Lender substantially in the form set forth in Appendix II hereof. The Redemption Notice shall specify the aggregate principal amount of Debenture called for redemption (the "Redemption Amount"), the Redemption Date, the manner of payment and any right of the Lender to convert such Debenture as provided in Article 3 and shall state that interest upon the principal amount of Debenture called for redemption shall cease to be payable from and after the Redemption Date.

Section 4.9	Debenture Due on Redemption Date.

Upon the Redemption Notice being given in accordance with Section 4.8, the Redemption Amount shall be and become due and payable on the Redemption Date specified in such Redemption Notice and with the same effect as if it were the Maturity Date of such Debenture, the provisions hereof or of any such Debenture notwithstanding (subject, however, to the right of the Lender to convert this Debenture in accordance with Article 3), and, from and after such Redemption Date, interest shall cease, unless payment of the Redemption Amount shall not be made on presentation for surrender of such Debenture as specified in Section 4.7 on or after the Redemption Date.

Section 4.10	Payment of Redemption Amount in Cash or Common Shares.

Upon the Debenture being called for redemption as provided for in Section 4.8, the Corporation shall pay to the Lender, upon surrender of the Debenture as specified in the Redemption Notice, the Redemption Amount thereof. The Lender may elect payment in cash or payment in Common Shares.

Section 4.11	Redemption at Lender's Option.

At any time after the earlier of (1) the occurrence of a Change of Control, and (2) August 1, 2013, the Lender shall have the right, at its option, to require the Corporation redeem the entire principal amount outstanding under this Debenture at a redemption price equal to the outstanding principal amount of this Debenture plus any accrued and unpaid interest thereon to but excluding the date fixed for redemption. To exercise such right, the Lender must provide a notice in writing (the "Put Notice") to the Corporation that it requires the Corporation redeem this Debenture in full at least twenty-one (21) days prior to the date fixed for redemption. Any payment due by the Corporation to the Lender hereunder shall be, upon presentation and surrender of the Debenture to the Corporation, made by certified cheque or wire transfer of immediately available funds directly to the account(s) as may be specified by the Lender to the Corporation in the Put Notice.

ARTICLE 5
SUBORDINATION TO SENIOR INDEBTEDNESS OF THE CORPORATION

Section 5.1	Agreement to Subordinate.

The Corporation agrees, and the Lender by accepting this Debenture agrees, that the indebtedness, liabilities and obligations evidenced by this Debenture (including the principal amount and any accrued interest thereon) is subordinate in right of payment, to the extent and in the manner provided in this Article 5, to the prior payment in full of all existing and future Senior Indebtedness of the Corporation.

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Section 5.2	Order of Payment.

Upon any distribution of the assets of the Corporation upon any dissolution, winding up, total liquidation or reorganization of the Corporation (whether in bankruptcy, insolvency or receivership proceedings, or upon an "assignment for the benefit of creditors" or any other marshalling of the assets and liabilities of the Corporation, or otherwise):

(a)

all Senior Indebtedness shall first be paid indefeasibly in full, or provision made for such payment, before any payment is made on account of the principal of or interest on the indebtedness evidenced by this Debenture;

(b)

any payment or distribution of assets of the Corporation, whether in cash, property or securities, to which the Lender would be entitled, except for the provisions of this Article 5, shall be paid or delivered by the trustee in bankruptcy, receiver, assignee for the benefit of creditors, or other liquidating agent making such payment or distribution, directly to the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness may have been issued, to the extent necessary to pay all Senior Indebtedness in full after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Senior Indebtedness; and

(c)

the holders of Senior Indebtedness or a receiver or a receiver-manager of the Corporation or of all or part of its assets or any other enforcement agent may sell, mortgage, or otherwise dispose of the Corporation assets in whole or in part, free and clear of all indebtedness, liabilities and obligations of the Corporation under this Debenture and without the approval of the Lender.

Section 5.3	No Payments if Default under Senior Indebtedness.

Upon the maturity of any Senior Indebtedness by lapse of time, acceleration or otherwise, or any enforcement of any Senior Indebtedness, all principal of and interest on all such matured Senior Indebtedness shall first be paid in full, or shall first have been duly provided for, before any payment is made on account of principal of or interest on this Debenture.

In case of default with respect to any Senior Indebtedness permitting the Lender to accelerate the maturity thereof, unless and until such default shall have been cured or waived or shall have ceased to exist, no payment (by purchase of this Debenture or otherwise) shall be made by the Corporation with respect to the principal of or interest on this Debenture and the Lender shall not be entitled to demand, accelerate, institute proceedings for the collection of, or receive any payment or benefit (including without limitation by set-off, combination of accounts or otherwise in any manner whatsoever) on account of this Debenture after the happening of such a default, and unless and until such default shall have been cured or waived or shall have ceased to exist, such payments shall be held in trust for the benefit of, and, if and when such Senior Indebtedness shall have become due and payable, shall be paid over to, the holders of the Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing an amount of the Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; provided, however, that the foregoing shall in no way prohibit, restrict or prevent the Lender from taking such actions as may be necessary to preserve claims of the Lender under this Debenture in any bankruptcy, reorganization or insolvency proceeding (including, without limitation, the filing of proofs of claim in any such bankruptcy, reorganization or insolvency proceedings by or against the Corporation or its subsidiaries and exercising its rights to vote as an unsecured creditor under any such bankruptcy, reorganization or insolvency proceedings commenced by or against the Corporation or its subsidiaries).

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The fact that any payment hereunder is prohibited by this Section 5.3 shall not prevent (i) the failure to make such payment from being an Event of Default hereunder and (ii) the conversion of the Debentures pursuant to Article 3.

Section 5.4	Cooperation.

The Lender hereby agrees to execute (by manual or facsimile signature) and deliver all such documents, contracts, letters, agreements, instruments, receipts or other writings that may be required to carry out, comply with and effectuate the purposes of this Article 5.

Section 5.5	Additional Indebtedness.

This Debenture does not restrict the Corporation from incurring additional indebtedness for borrowed money or otherwise or mortgaging, pledging or charging its real (immoveable) or personal (moveable) property or properties to secure any indebtedness or other financing.

ARTICLE 6
COVENANTS

Section 6.1	Positive Covenants.

The Corporation hereby covenants and agrees with the Lender that so long as this Debenture remains outstanding as follows:

(a)	Use of Proceeds. The Corporation and its subsidiaries shall use the aggregate principal amount for general working capital purposes, in accordance with its business plan;

(b)

Payment of Principal and Interest. The Corporation shall punctually pay or cause to be paid to the Lender the principal of and interest on this Debenture as and when the same become due and payable hereunder;

(c)

Corporate Existence. The Corporation and its material subsidiaries will preserve and maintain their corporate existence, subject to the right of the Corporation and its subsidiaries to enter into any transaction involving a change of control, sale, merger, acquisition, business combination, amalgamation, reorganization, plan of arrangement or any similar transaction;

(d)

Carry on Business. The Corporation and its material subsidiaries will, in all material respects, carry on and conduct the business of mining so as to reasonably preserve and protect the business and income therefrom;

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(e)

Reservation of Shares. The Corporation shall, so long as this Debenture remains outstanding, reserve and there shall remain unissued out of its authorized capital, a sufficient number of Common Shares to satisfy the right of conversion herein provided for and when issued and delivered as directed, such Common Shares shall be issued as fully paid and non-assessable Common Shares that are non-encumbered, approved for listing on the TSX and NYSE AMEX and freely tradable subject to applicable securities law restrictions for "control persons";

(f)	Compliance with Laws. The Corporation and its material subsidiaries will comply in all material respects with the requirements of all applicable laws, judgments, orders, decisions and awards;

(g)	Expenses. All reasonable legal and accounting expenses and other related costs incurred by the Lender in connection with the enforcement of in this Debenture shall be paid by the Corporation;

(h)

Maintain Insurance. The Corporation and its material subsidiaries will use commercially reasonable efforts to maintain adequate insurance coverage with respect to the operation of their business and with respect to director liability;

(i)	Notification of Default. The Corporation shall notify the Lender in writing immediately upon becoming aware of an Event of Default hereunder; and

(j)	Other Information. The Corporation will send to the Lender copies of all financial statements and other material furnished to the holders of Common Shares.

Section 6.2	Negative Covenants

So long as any amount owing under the Debenture remains unpaid, none of the Corporation not its material subsidiaries shall, without the prior written consent of the Lender:

(a)	Change in Nature of Business. Make any material change in the nature of its business as carried on by it at the date hereof;

(b)

Winding-Up etc. Commence proceedings for the winding-up, dissolution or liquidation of the Corporation, subject to the right of the Corporation and its subsidiaries to enter into any transaction involving a change of control, sale, merger, acquisition, business combination, amalgamation, reorganization, plan of arrangement or any similar transaction; and

(c)

Amendment to Articles and By-laws. Take any action to approve an amendment to the articles of incorporation of the Corporation or any of its subsidiaries or any action to adopt, amend or repeal any by-laws of the Corporation or any of its subsidiaries in a manner which could be reasonably considered to materially adversely affect or impair the rights and benefits of the Lender pursuant to this Debenture.

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ARTICLE 7
EVENTS OF DEFAULT AND REMEDIES

Section 7.1	Events of Default.

The occurrence of any of the following events shall constitute an "Event of Default" under this Debenture:

(a)

if default occurs in payment when due of any principal, interest or other amounts payable under this Debenture and such default is not remedied within two (2) Business Days following delivery of written notice to the Corporation to this effect;

(b)

if default occurs in performance of any other covenant of the Corporation and its subsidiaries in favour of the Lender under this Debenture and, if such default is capable of being remedied, and still remains unremedied for a period of thirty (30) days following receipt by the Corporation from the Lender of a written notice specifying in reasonable detail the default in question;

(c)

if the Corporation and/or its material subsidiaries commits an act of bankruptcy or becomes insolvent within the meaning of any bankruptcy or insolvency legislation applicable to it or a petition, an arrangement, a proposal or a notice of intention in respect of the Corporation or its material subsidiaries is filed or a receiver, trustee, custodian or other similar official is appointed or an or an application is made for the appointment of a receiver or the Corporation and its material subsidiaries or a creditor of the Corporation and its material subsidiaries makes an application in respect of the Corporation and its material subsidiaries pursuant to the Companies' Creditors Arrangement Act or a winding up order is granted;

(d)

if any act, matter or thing is done toward, or any action or proceeding is launched or taken to terminate the corporate existence of the Corporation or any of its material subsidiaries, whether by winding-up, surrender of charter or otherwise, subject to the right of the Corporation and its subsidiaries to enter into any transaction involving a change of control, sale, merger, acquisition, business combination, amalgamation, reorganization, plan of arrangement or any similar transaction;

(e)	if the Corporation or any of its material subsidiaries ceases to carry on its business;

(f)

if any receiver, administrator or manager of the property, assets or undertaking of the Corporation and its material subsidiaries or a substantial part thereof is appointed pursuant to the terms of any trust deed, trust Debenture, debenture or similar instrument  or by or under any judgment or order of any court.

(g)	if the Corporation or any of its material subsidiaries fails to pay or perform its obligations generally as they become due or admits its inability to pay its debts generally;

(h)

if any of the representations and warranties agreed upon in the subscription agreement dated the date hereof among the Corporation and the Lender are untrue in any material respect and such inaccuracy continues for 30 days after the Corporation becomes aware of such inaccuracy; or

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(i)	if any of the Corporation or its subsidiaries defaults on any Senior Indebtedness resulting in the holder of such Senior Indebtedness to be entitled to accelerate payment of same.

Section 7.2	Remedy.

Whenever an Event of Default has occurred and is continuing, then the Lender may declare the whole of the principal amount of this Debenture and all accrued unpaid interest thereon to be immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are expressly waived by the Corporation.

ARTICLE 8
LEGEND

Section 8.1	Legend.

Any certificate representing Common Shares issued upon exercise of the Debenture prior to the date which is four months and one day after the date hereof will bear the following legend:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, PRIOR TO JUNE 2, 2012, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT ‘GOOD DELIVERY’ IN SETTLEMENT OF TRANSACTIONS ON THE TSX.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE JUNE 2, 2012."

ARTICLE 9
GENERAL

Section 9.1	Waiver.

No act or omission by the Lender in any manner whatsoever shall extend to or be taken to affect any provision hereof or any subsequent breach or default or the rights resulting therefrom save only express waiver in writing. A waiver of default shall not extend to, or be taken in any manner whatsoever to affect the rights of the Lender with respect to, any subsequent default, whether similar or not.

Section 9.2	Notices.

Any notice, direction or other communication to be given under this Debenture shall be in writing and given by delivering it or sending it by facsimile or other similar form of recorded communication addressed:

to the Lender at:

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	Attention:	Jennifer Buchan
Fax:

With copy to (which shall not constitute notice) Cassels Brock Blackwell LLP	Attention:	Cameron Mingay
	Fax:	416-640-3163

to the Corporation at:	161, Avenue Principale
Rouyn-Noranda, Québec, J9X 4P6

	Attention:	President
	Fax:	(819) 797-0166

with a copy to:	Stikeman Elliott LLP
1155 René-Lévesque West, Floor 40
Montreal, Québec, H3B 3V2

	Attention:	Sidney Horn and Maxime Turcotte
	Fax:	(514) 397-3222

Any such communication shall be deemed to have been validly and effectively given (i) if personally delivered, on the date of such delivery if such date is a Business Day and such delivery was made prior to 5:00 p.m. (Montreal time) and otherwise on the next Business Day, or (ii) if transmitted by facsimile or similar means of recorded communication on the Business Day following the date of transmission. Any Party may change its address for service from time to time by notice given in accordance with the foregoing and any subsequent notice shall be sent to such Party at its changed address.

Section 9.3	Invalidity of any Provisions.

Any provision of this Debenture which is prohibited by the laws of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition without invalidating the remaining terms and provisions hereof.

Section 9.4	Successors and Assigns, etc.

This Debenture may be assigned by the Lender with the consent of the Corporation. This Debenture and all its provisions shall enure to the benefit of the Lender, its successors and assigns and shall be binding upon the Corporation, its successors and assigns. The Lender is the person entitled to receive the money payable hereunder and to give a discharge hereof. Presentment, notice of dishonour, protest and notice of protest hereof are hereby waived.

Section 9.5	Enurement.

This Debenture and all its provisions shall enure to the benefit of the Lender and shall be binding upon the Corporation, its successors and assigns.

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Section 9.6	Amendments.

This Debenture may only be amended by a written agreement signed by the Corporation and the Lender.

Section 9.7	Further Assurances.

Each of the parties shall promptly do such further acts and execute such documents as any other party may reasonably require from time to time for the purpose of giving effect to this Debenture and shall use all reasonable efforts and take all such steps as may be reasonably within its power to implement to their full extent, in good faith, the provisions of this Debenture.

Section 9.8	Language.

The parties hereto acknowledge that they have required that the present Debenture, as well as all documents, notices and legal proceedings executed, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English. Les parties reconnaissent avoir exigé la rédaction en anglais de la présente débenture, ainsi que de tous documents, avis et procédures judiciaires exécutés, donnés ou intentés, directement ou indirectement, à la suite de ou relativement à la présente convention.

[Signature page follows]

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IN WITNESS WHEREOF the Corporation has caused this Debenture to be signed by its duly authorized officer.

RICHMONT MINES INC.

By:	(signed) Martin Rivard
	Name:	Martin Rivard
	Title:	President and Chief Executive Officer

By:	(signed) Nicole Veilleux
	Name:	Nicole Veilleux
	Title:	Financial Director

APPENDIX I
FORM OF CONVERSION NOTICE

TO:	Richmont Mines Inc.
161, Rue Principal
Rouyn-Noranda, Québec, J9X 4P6
Attention: •

Note:	All capitalized terms used herein have the meaning ascribed thereto in the Debenture mentioned below, unless otherwise indicated.

Notice is hereby given pursuant to Section 3.2 of the Debenture dated as of February 1, 2012 (the "Debenture") of Richmont Mines Inc. (the "Corporation") that the undersigned registered holder of a 7.6% Five-Year Convertible Unsecured Subordinated Debenture due February 1, 2017 in the principal amount of $1 million irrevocably elects to convert the entire principal amount of such Debenture into Common Shares on the date of conversion specified below, in accordance with the terms of the Debenture and directs that the Common Shares issuable and deliverable upon such conversion be issued and delivered to the Person indicated below. (If Common Shares are to be issued in the name of a Person other than the Lender, all requisite transfer taxes must be tendered by the undersigned.)

Dated:
Jennifer Buchan

Date of conversion: • (which date shall not be earlier than the date of delivery or receipt by the Corporation of this notice and the Debenture and shall not be later than the close of business on the Business Day immediately preceding the Maturity Date, or the Redemption Date, as the case may be.

(Print name in which Common Shares are to be issued, delivered and registered)

Name:

(Address, City, Province and Postal Code)

Name of guarantor:

Authorized signature:

Note: If Common Shares are to be issued in the name of a Person other than the Lender, the signature must be guaranteed by an authorized officer of a Canadian chartered bank or of a major Canadian trust corporation or by a medallion signature guarantee from a member of a recognized medallion signature guarantee program.

(Signature of the Lender)

APPENDIX II
FORM OF REDEMPTION NOTICE

RICHMONT MINES INC.

7.6% FIVE YEAR CONVERTIBLE UNSECURED SUBORDINATED DEBENTURE DUE FEBRUARY 1, 2017

REDEMPTION NOTICE

To:	Jennifer Buchan, as holder of the 7.6% Convertible Unsecured Subordinated Debenture due February 1, 2017 (the "Debenture") of Richmont Mines Inc. (the "Corporation")

Note:	All capitalized terms used herein have the meaning ascribed thereto in the Debenture mentioned below, unless otherwise indicated.

Notice is hereby given pursuant to Section 4.8 of the Debenture dated as of February 1, 2012 (the "Debenture") of the Corporation, that the entire principal amount of Debenture outstanding will be redeemed as of • (the "Redemption Date"), upon payment of a redemption amount of CAD$•, being equal to the aggregate of (i) CAD$• and (ii) all accrued and unpaid interest thereon to but excluding the Redemption Date (collectively, the "Redemption Amount").

The Redemption Amount will be payable upon presentation and surrender of the Debenture to the Corporation.

The interest upon the principal amount of Debenture called for redemption shall cease to be payable from and after the Redemption Date, unless payment of the Redemption Amount shall not be made on presentation for surrender of such Debenture to the Corporation on or after the Redemption Date or prior to the setting aside of the Redemption Amount pursuant to the Debenture.

The Lender is reminded that it has the right to convert its Debenture pursuant to Article 3 of the Debenture prior to the close of business on the Business Day immediately preceding the Redemption Date by duly completing the Conversion Notice and delivering same to the Corporation in accordance with the provisions of the Debenture together with this Debenture.

No fractional Common Shares shall be delivered upon the exercise by the Corporation of the above-mentioned redemption right but, in lieu thereof, if such a fraction shall become owing, the Corporation shall pay the cash equivalent thereof determined on the basis of the Conversion Price per Common Share (as may be adjusted pursuant to Section 3.3).

DATED:

RICHMONT MINES INC.

By:
(Authorized Officer)
By:

(Authorized Officer)